EXHIBIT 10.3


                             INTERCREDITOR AGREEMENT

         This INTERCREDITOR AGREEMENT is dated as of April 9, 2009, and entered into by and between NEXT VIEW PARTNERS, LLC, in its capacity as administrative agent for the holders of the First Lien Obligations (as defined below) (including its successors and assigns from time to time, the "FIRST LIEN AGENT"), and WELLS FARGO BANK, N.A.("TRUSTEE"), in its capacity as trustee and collateral agent for the holders of the Second Lien Obligations (as defined below) (including its successors and assigns from time to time, the "SECOND LIEN AGENT"), and acknowledged and agreed to by NATIONAL COAL CORPORATION., a Tennessee corporation (the "COMPANY"), NATIONAL COAL CORP., a Florida corporation ("HOLDINGS") and each of the other Guarantors (as defined below). Capitalized terms used herein but not otherwise defined herein have the meanings set forth in SECTION 1 below.

                                    RECITALS

         WHEREAS, the Company, as borrower (in such capacity, the "FIRST LIEN DEBTOR"), and Holdings and the subsidiaries of the Company party thereto from time to time as guarantors (collectively, the "FIRST LIEN GUARANTORS"), the lender(s) party thereto, and NEXT VIEW PARTNERS, LLC, as the First Lien Agent, have entered into that certain Revolving Credit Agreement, dated as of April 9, 2009, providing for loans to the First Lien Debtor thereunder (as Modified or Refinanced from time to time pursuant to a Permitted Modification or a Permitted Refinancing, the "FIRST LIEN FINANCING AGREEMENT");

         WHEREAS, as security for the First Lien Obligations, the First Lien Debtor executed and delivered, among other instruments, those First Lien Collateral Documents identified on EXHIBIT B attached hereto and made a part hereof, which instruments were recorded in the recording offices as identified on EXHIBIT B hereto;

         WHEREAS, the Company, as issuer of the Notes (defined below) (in such capacity, the "SECOND LIEN DEBTOR"; the First Lien Debtor and the Second Lien Debtor, collectively, the "DEBTOR"), and the subsidiaries of the Company party thereto from time to time as guarantors (collectively, the "SECOND LIEN GUARANTORS"; the First Lien Guarantors and the Second Lien Guarantors, collectively, the "Guarantors"), the purchasers party thereto, and WELLS FARGO BANK, N.A., as Trustee, have entered into that certain Indenture, dated as of December 29, 2005 (the "INDENTURE"); pursuant to which the Second Lien Debtor has issued its 10.5% Senior Secured Notes due 2010 (the "NOTES"), which Notes are guaranteed by the Second Lien Guarantors (the "SECOND LIEN GUARANTEES");

         WHEREAS, as security for the Second Lien Obligations, the Second Lien Debtor executed and delivered, among other instruments, those Second Lien Collateral Documents identified on EXHIBIT C attached hereto and made a part hereof, which instruments were recorded in the recording offices as identified on EXHIBIT C hereto;

         WHEREAS, the parties hereto intend that the First Lien Obligations will be secured on a first priority basis by Liens on the Common Collateral pursuant to the terms of the First Lien Documents;

         WHEREAS, the parties hereto intend that the Second Lien Obligations will be secured on a second priority basis by Liens on the Common Collateral pursuant to the terms of the Second Lien Collateral Documents; and

         WHEREAS, the First Lien Documents and the Second Lien Documents provide, among other things, that the parties thereto shall set forth in this Agreement their respective rights and remedies with respect to the Common Collateral;

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1         DEFINITIONS.


         1.1 DEFINED TERMS. As used in the Agreement, the following terms shall have the following meanings:

         "AGREEMENT" means this Intercreditor Agreement, as Modified from time to time in accordance with the terms hereof.

         "ASSIGNMENT AND ACCEPTANCE AGREEMENT" has the meaning set forth in
SECTION 5.7(J) hereof.

         "BANKRUPTCY CODE" means Title 11 of the United States Code entitled "Bankruptcy," as now and hereafter in effect, or any successor statute.

         "BANKRUPTCY LAW" means the Bankruptcy Code and any similar federal, state or foreign bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally.

         "BUSINESS DAY" means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are expressly authorized or required by law to close.

         "COMMON COLLATERAL" means, at any time of determination, collectively, the First Lien Collateral, and all of the other property of Grantor, in each case above in which each of the First Lien Agent, on behalf of itself and the First Lien Claimholders, and the Second Lien Agent, on behalf of itself and the Second Lien Claimholders, has a valid and perfected Lien (which Lien has not been avoided, disallowed, set aside, invalidated or subordinated pursuant to Chapter 5 of the Bankruptcy Code or otherwise) securing payment of First Lien Obligations or Second Lien Obligations, respectively.

         "COMPANY" has the meaning set forth in the Preamble hereto.

         "CREDITORS" means, collectively, the First Lien Agent, on behalf of itself and the First Lien Claimholders, and the Second Lien Agent, on behalf of itself and the Second Lien Claimholders, and their respective successors and assigns.

         "CUT-OFF DATE" has the meaning set forth in SECTION 5.7(B) hereof.

         "DEBTOR" has the meaning set forth in the Recitals hereto.

         "DIP FINANCING" means any financing provided by a lender under Section 364 of the Bankruptcy Code or consent to the use of cash collateral under
Section 363 of the Bankruptcy Code.

         "DISCHARGE OF FIRST LIEN OBLIGATIONS" means the payment in full in cash of the principal of and interest and premium, if any, in respect of the indebtedness of the First Lien Debtor and of the First Lien Guarantors under the First Lien Documents or, with respect to Hedging Obligations or letters of credit outstanding thereunder, delivery of cash collateral or backstop letters of credit in respect thereof in compliance with the First Lien Financing Agreement, in each case after or concurrently with termination of all commitments to extend credit thereunder, and payment in full in cash of any other First Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal, interest and premium, if any, are paid. If after receipt of any payment of, or of proceeds of Common Collateral applied to the payment of, any First Lien Obligations, any First Lien Claimholder is required to surrender or return such payment or proceeds to any Person for any reason, then the First Lien Obligations intended to be satisfied and discharged by such payment or proceeds shall be reinstated and continue as if such payment or proceeds had not been received by such holder.

         "DISPOSITION" has the meaning set forth in SECTION 5.1(A)(I).

         "ENFORCEMENT ACTION" means any action under applicable law:

         (1) to foreclose, execute or levy on, collect on, take possession of or control of, or sell or otherwise realize upon (judicially or non-judicially) or to lease, license or otherwise dispose of (whether publicly or privately), any Common Collateral or otherwise to exercise or enforce remedial rights with respect to Common Collateral under the First Lien Documents or the Second Lien Documents, as applicable, or any other applicable agreement, document or instrument pertaining thereto (including, without limitation, by way of setoff, noticing of any public or private sale or other disposition pursuant to the UCC or other applicable law, notification of account debtors, notification of depositary banks under deposit account control agreements or exercise of rights under landlord consents, if applicable),

         (2) to solicit bids from third parties to conduct the liquidation or disposition of any Common Collateral or to engage or retain sales brokers, marketing agents, investment bankers, accountants, appraisers, auctioneers or other third parties for the purposes of valuing, marketing, promoting and selling any Common Collateral,

         (3) to receive a transfer of Common Collateral in satisfaction of any indebtedness or other obligation secured thereby, or

         (4) to otherwise enforce any security interest or other right or remedy, as a secured creditor or otherwise, pertaining to the Common Collateral at law, in equity or pursuant to the First Lien Documents or the Second Lien Documents, as applicable, or any other applicable agreement, document or instrument pertaining thereto (including, without limitation, the commencement of any applicable legal proceedings or other actions against or with respect to all or any portion of the Common Collateral to facilitate the actions described in the immediately preceding clauses (1), (2) and (3), and exercising voting rights in respect of any equity interests comprising Common Collateral);

PROVIDED that "Enforcement Action" shall not be deemed to include the commencement of, or joinder in filing of a petition for commencement of, an Insolvency Proceeding against the owner of Common Collateral.

         "FIRST LIEN AGENT" has the meaning set forth in the preamble hereto.

         "FIRST LIEN ANCILLARY OBLIGATIONS" has the meaning set forth in SECTION 5.7(A) hereof.

         "FIRST LIEN CLAIMHOLDERS" means, at any relevant time, the holders of First Lien Obligations at such time, including without limitation the First Lien Lenders and the First Lien Agent under the First Lien Financing Agreement.

         "FIRST LIEN COLLATERAL" means all of the real property, and interests therein, and all of the personal property of Grantor, whether now owned or hereafter acquired or existing, whether tangible or intangible, and wherever located, with respect to which a Lien is granted in favor of First Lien Agent for the benefit of itself and the other First Lien Claimholders to secure any First Lien Obligations (which Lien has not been released by First Lien Agent).

         "FIRST LIEN COLLATERAL DOCUMENTS" means the Security Documents (as defined in the First Lien Financing Agreement) and any other agreement, document or instrument (including any mortgage or deed of trust or fixture filing) pursuant to which a Lien is granted securing any First Lien Obligations or under which rights or remedies with respect to such Liens are governed.

         "FIRST LIEN DEBTOR" has the meaning set forth in the Recitals hereto.

         "FIRST LIEN DOCUMENTS" means the First Lien Financing Agreement, the First Lien Guaranty, the First Lien Collateral Documents and all other agreements, documents and instruments at any time entered into by Grantor or any other Person with or in favor of the First Lien Agent and/or the First Lien Lenders in connection therewith or related thereto, including this Agreement, as all of the foregoing now exist or may hereafter be Modified pursuant to a Permitted Modification or be Refinanced pursuant to a Permitted Refinancing.

         "FIRST LIEN FINANCING AGREEMENT" has the meaning set forth in the Recitals hereto.

         "FIRST LIEN GUARANTORS" has the meaning set forth in the Recitals hereto.

         "FIRST LIEN GUARANTY" means any guaranty of any First Lien Guarantor pursuant to which such First Lien Guarantor shall guarantee the First Lien Obligations of the First Lien Debtor.

         "FIRST LIEN LENDERS" means the "LENDERS" under and as defined in the First Lien Financing Agreement and any other lenders from time to time under the First Lien Financing Agreement.

         "FIRST LIEN OBLIGATIONS" means, at any time of determination, but subject to the limitations set forth in SECTION 5.3(A), all Obligations (in an aggregate amount not to exceed the Maximum First Lien Debt Amount) then secured by a Lien on the Common Collateral, and owing by Grantor to the First Lien Agent and/or the First Lien Lenders, under the First Lien Documents, including principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Grantor to the extent a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations, and all other amounts payable thereunder or in respect thereof, including Obligations of any Grantor in respect of Hedging Obligations under the First Lien Documents in respect of interest on First Lien Principal Obligations. To the extent any payment with respect to the First Lien Obligations (whether by or on behalf of Grantor, as proceeds of security, enforcement of any right of set-off or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

         "FIRST LIEN PLEDGED COLLATERAL" has the meaning set forth in SECTION
5.5 hereof.

         "FIRST LIEN PRINCIPAL OBLIGATIONS" means, at any time of determination, the aggregate unpaid amount of the First Lien Obligations constituting principal of indebtedness (with letters of credit being deemed to have a principal amount equal to the maximum potential liability of the First Lien Debtor and First Lien Guarantors thereunder or in respect thereof).

         "GOVERNMENTAL AUTHORITY" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

         "GRANTOR" means the collective reference to the Debtor and the Guarantors, or any one or more of them, as the context may require.

         "GUARANTORS" has the meaning set forth in the Recitals hereto.

         "HEDGING OBLIGATIONS" means, with respect to any specified Person, the obligations of such Person under:

         (1) interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements;

         (2) other agreements or arrangements designed to manage interest rates or interest rate risk; and

         (3) other agreements or arrangements designed to protect such Person against fluctuations in currency exchange rates or commodity prices,

in each case entered into in the ordinary course of business and not for speculative purposes.

         "INDENTURE" has the meaning set forth in the Recitals hereto.

         "INSOLVENCY PROCEEDING" means (a) any voluntary or involuntary case or proceeding under Bankruptcy Law with respect to Grantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to Grantor or with respect to a material portion of its assets, (c) any liquidation, dissolution, reorganization or winding up of Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of Grantor.

         "LIEN" means any mortgage, deed of trust, pledge, hypothecation, assignment, charge, deposit arrangement, encumbrance (including easements, rights-of-way and the like), lien (statutory or other), security interest or preference, priority or other security agreement, transfer intended as security or preferential arrangement of any kind or nature whatsoever intended to assure payment of any indebtedness or other Obligation, including any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, or any financing lease having substantially the same economic effect as any of the foregoing, in the case of securities, any purchase option, call or similar right of a third party with respect to such securities, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction naming the owner of the asset to which such Lien relates as debtor.

         "MAJOR EVENT OF DEFAULT" means the occurrence or existence of any event or condition described in the following Sections of the Indenture: 601(1), 601(2), 601(3), 601(4), 601(5) (solely in respect of the covenants and agreements of the Company and any other Grantor contained in Articles 3, 4, 5, 9, 10 and 11 of the Indenture), and any comparable provisions of any Second Lien Financing Agreements evidencing any Permitted Modification or Permitted Refinancing thereof .

         "MAXIMUM FIRST LIEN DEBT AMOUNT" means the sum of (i) the outstanding amount of First Lien Principal Obligations not to exceed (x) $10,000,000 in the aggregate (calculated, in the case of any such First Lien Principal Obligations issued at a discount, at the aggregate amount due at maturity thereof) less (y) the aggregate amount of all repayments of term indebtedness constituting First Lien Principal Obligations and all repayments of revolving credit indebtedness constituting First Lien Principal Obligations (effected with a corresponding commitment reduction under the First Lien Financing Agreement) pursuant to clause (1) of the second paragraph of SECTION 4.10 of the Indenture plus (ii) accrued but unpaid interest and, if applicable, premiums on the amount of such principal not in excess of the amount referred to in clause (i) above plus (iii) all fees, expenses, reimbursement obligations, guarantees and all other amounts of a type not referred to in clause (i) or (ii) above payable in respect thereof) plus (iv) Hedging Obligations in respect of interest on First Lien Principal Obligations referred to in clause (i) above, in each case above payable pursuant to the First Lien Documents.

         "MODIFICATION" means, with respect to any agreement or other document, any amendment, supplement, extension, renewal, restatement, restructuring or other modification thereof, and "MODIFY" and "MODIFIED" shall have correlative meanings.

         "NEW AGENT" has the meaning set forth in SECTION 5.6 hereof.

         "OBLIGATIONS" means all obligations of every nature outstanding from time to time, whether for principal, interest, fees, expenses, charges, premiums, indemnification or otherwise.

         "OPINION OF COUNSEL" means an opinion from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company, any Subsidiary of the Company or the Trustee.

         "PERMITTED MODIFICATION" means a Modification that complies with
SECTION 5.3(A) or (B), as applicable, including each proviso thereto.

         "PERMITTED REFINANCING" means a Refinancing that complies with SECTION 5.3(A) or (B), as applicable, including each proviso thereto.

         "PERSON" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

         "PURCHASE COMMITMENT" has the meaning set forth in SECTION 5.7(B) hereof.

         "PURCHASE DATE" has the meaning set forth in SECTION 5.7(B) hereof.

         "PURCHASE OPTION EVENT" means any of (i) the First Lien Agent's or any First Lien Claimholder's (A) commencement of any Enforcement Action against the First Lien Collateral or (B) acceleration of the First Lien Obligations (other than pursuant to commencement by any Person other than any First Lien Claimholder of an Insolvency Proceeding relating to any Grantor) or (C) commencement of, or joinder in filing a petition for the commencement of, an Insolvency Proceeding against any Grantor, (ii) the occurrence of an Event of Default under the Indenture and (iii) the occurrence of an Insolvency Proceeding in respect of any Grantor.

         "PURCHASE OPTION EVENT NOTICE" has the meaning set forth in SECTION 5.7(A) hereof.

         "PURCHASE OPTION STANDSTILL PERIOD" has the meaning set forth in
SECTION 5.7(A) hereof.

         "PURCHASE NOTICE" has the meaning set forth in SECTION 5.7(F) hereof.

         "PURCHASE OPTION PERIOD" has the meaning set forth in SECTION 5.7(B) hereof.

         "PURCHASE PERCENTAGE" has the meaning set forth in SECTION 5.7(F) hereof.

         "PURCHASE SHORTFALL" has the meaning set forth in SECTION 5.7(D) hereof.

         "REFINANCE" means, in respect of any indebtedness, to refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other indebtedness, in exchange or replacement for, such indebtedness in whole or in part, other than pursuant to a DIP Financing, and "REFINANCED" and "REFINANCING" shall have correlative meanings.

         "REPLACEMENT FIRST LIEN AGENT" has the meaning set forth in SECTION 5.7(J) hereof.

         "SECOND LIEN AGENT" has the meaning set forth in the preamble hereto.

         "SECOND LIEN CLAIMHOLDERS" means, at any relevant time, the holders of Second Lien Obligations at such time, including without limitation the Second Lien Noteholders and the Second Lien Agent under the Second Lien Financing Agreements.

         "SECOND LIEN CLAIMHOLDER CONSENT" means the written consent of Holders (as defined in the Indenture, or any comparable term contained in any successor

Second Lien Financing Agreement) of Notes (or other relevant Second Lien Obligations) in the minimum aggregate principal amount required under Article 9 of the Indenture (or any comparable provision of any successor Second Lien Financing Agreement).

         "SECOND LIEN COLLATERAL" means all of the real property, and interest therein, and all of the personal property of Grantor, whether now owned or hereafter acquired or existing, whether tangible or intangible, and wherever located, with respect to which a Lien is granted in favor of Second Lien Agent for the benefit of itself and the other Second Lien Claimholders to secure any Second Lien Obligations (which Lien has not been released by Second Lien Agent).

         "SECOND LIEN COLLATERAL DOCUMENTS" means the Second Lien Financing Agreements, the Second Lien Security Agreement and any other agreement, document or instrument (including any mortgage, deed of trust or fixture filing) pursuant to which a Lien is granted securing any Second Lien Obligations or under which rights or remedies with respect to such Liens are governed.

         "SECOND LIEN DEBTOR" has the meaning set forth in the Recitals hereto.

         "SECOND LIEN DOCUMENTS" means the Second Lien Financing Agreements and the Second Lien Collateral Documents.

         "SECOND LIEN FINANCING AGREEMENTS" means the Indenture, the Notes, and the Second Lien Guarantees, and all of the other agreements, documents and instruments at any time entered into by Grantor or any other Person with or in favor of the Second Lien Agent and/or the Second Lien Lenders in connection therewith or related thereto, including this Agreement, as all of the foregoing now exist or may hereafter be Modified pursuant to a Permitted Modification or be Refinanced pursuant to a Permitted Refinancing.

         "SECOND LIEN GUARANTORS" has the meaning set forth in the Recitals hereto.

         "SECOND LIEN GUARANTEES" has the meaning set forth in the Recitals hereto.

         "SECOND LIEN NOTEHOLDERS" means the "HOLDERS" under and as defined in the Indenture and any other lenders from time to time under the Second Lien Financing Agreements.

         "SECOND LIEN OBLIGATIONS" means, at any time of determination, all Obligations outstanding under the Second Lien Financing Agreements and the other Second Lien Documents owing by the Company or any other Grantor to the Second Lien Agent and/or the Second Lien Noteholders thereunder, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising
(i) during or after the initial or any renewal term of the Second Lien Documents pursuant to a Permitted Modification or (ii) after the commencement of any case with respect to Grantor under Bankruptcy Law, including the payment of interest and other amounts which would accrue and become due but for the commencement of such case, to the extent such amounts are allowed or allowable in any such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated. To the extent any payment with respect to the Second Lien Obligations (whether by or on behalf of Grantor, as proceeds of security, enforcement of any right of set-off or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

         "SECOND LIEN PLEDGED COLLATERAL" has the meaning set forth in SECTION
5.5 hereof.

         "SECOND LIEN SECURITY AGREEMENT" means the Security Agreement, dated as of December 29, 2005, among the Second Lien Debtor, the Second Lien Guarantors and the Second Lien Agent.

         "STANDSTILL PERIOD" has the meaning set forth in SECTION 3.1(A)(I) hereof.

         "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

         "UNIFORM COMMERCIAL CODE" or "UCC" means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

         1.2 TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The word "will" shall be construed to have the same meaning and effect as the word "shall." Unless the context requires or provides otherwise (a) subject, where applicable, to the limitations set forth in this Agreement, any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Exhibits or Sections shall be construed to refer to Exhibits or Sections of this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Section 2         LIEN PRIORITIES.

         2.1      RELATIVE PRIORITIES.

                  (a) Each Creditor hereby acknowledges its understanding that the other Creditor has been granted a Lien upon the Common Collateral. Notwithstanding the date, manner or order of grant, attachment or perfection of any Liens securing the Second Lien Obligations granted on the Common Collateral or of any Liens securing the First Lien Obligations granted on the Common Collateral and notwithstanding any provision of the UCC or any other applicable law or the provisions of the Second Lien Documents or any other circumstance whatsoever, each of the Second Lien Agent, on behalf of itself and the Second Lien Claimholders, and the First Lien Agent, on behalf of itself and the First Lien Claimholders hereby agrees that:

                           (i) all Liens granted under or pursuant to the First Lien Documents on the Common Collateral securing the First Lien Obligations up to but not exceeding the Maximum First Lien Debt Amount now or hereafter held by or on behalf of the First Lien Agent or any First Lien Claimholder, or any agent or trustee therefor, shall, so long as such Liens are valid and perfected, be and remain senior in all respects and prior to all Liens granted to the Second Lien Agent or the Second Lien Claimholders under or pursuant to the Second Lien Collateral Documents on the Common Collateral securing any Second Lien Obligations;

                           (ii) any Lien granted under or pursuant to the Second Lien Collateral Documents on the Common Collateral now or hereafter held by or on behalf of the Second Lien Agent or any Second Lien Claimholders or any agent or trustee therefor, shall be junior and subordinate in all respects to the Liens granted under or pursuant to the First Lien Documents on the Common Collateral securing the First Lien Obligations up to the Maximum First Lien Debt Amount, so long as such Liens under or pursuant to the First Lien Documents are valid and perfected; and

                           (iii) provided that Second Lien Claimholder Consent shall have been obtained to (i) the incurrence of Obligations pursuant to the First Lien Documents in excess of the Maximum First Lien Debt Amount and (ii) the Liens granted pursuant to the First Lien Documents on any Common Collateral securing any such excess amounts, and subject to
                                    SECTION 5.3(A), all Liens of the Second Lien
                                    Agent and the Second Lien Claimholders on the Common Collateral shall, so long as such Liens are valid and perfected, have priority over the Liens of the First Lien Agent or the First Lien Claimholders on the Common Collateral to the extent that the Liens of the First Lien Agent or the First Lien Claimholders secure First Lien Obligations in excess of the Maximum First Lien Debt

                                    Amount, and to the extent that the Liens of the First Lien Agent or the First Lien Claimholders on the Common Collateral secure First Lien Obligations in excess of the Maximum First Lien Debt Amount, but only with respect to such excess amounts, such Liens of the First Lien Agent and the First Lien Claimholders shall be junior and subordinate in all respects to the Liens of the Second Lien Agent and the Second Lien Claimholders granted under or pursuant to the Second Lien Documents on the Common Collateral so long as such Liens under or pursuant to the Second Lien Documents are valid and perfected, and the First Lien Agent and First Lien Claimholders shall have, MUTATIS MUTANDIS, with respect thereto, and to Common Collateral held or received therefor (including proceeds), analogous obligations (other than the obligations in respect of the Standstill Period) to the Second Lien Agent and Second Lien Claimholders under this Agreement as the Second Lien Agent and Second Lien Claimholders have under this Agreement in favor of the First Lien Agent and First Lien Claimholders with respect to the First Lien Obligations not exceeding the Maximum First Lien Debt Amount and the Common Collateral securing such First Lien Obligations not exceeding the Maximum First Lien Debt Amount, and the Second Lien Agent and Second Lien Claimholders shall have, mutatis mutandis, the same limitations on responsibilities, duties and liability in respect of the foregoing as the First Lien Agent and First Lien Claimholders have under this Agreement with respect to the Second Lien Agent and Second Lien Claimholders.

                  (b) The lien priorities provided in this SECTION 2.1 in respect of the Common Collateral on or in which the Creditors have a valid and perfected Lien shall not be altered or otherwise affected by any Permitted Modification of the Second Lien Documents or Permitted Modification of the First Lien Documents or any Permitted Refinancing of the Second Lien Obligations or Permitted Refinancing of the First Lien Obligations, or by any action that any Creditor may take or fail to take in respect of Grantor or the Common Collateral (other than failure to maintain the validity or perfection of their respective Liens).

         2.2 PROHIBITION ON CONTESTING LIENS. Each of the Second Lien Agent, for itself and on behalf of each Second Lien Claimholder, and the First Lien Agent, for itself and on behalf of each First Lien Claimholder, agrees that it will not contest the validity, perfection, priority (as set forth in SECTION 2.1) or enforceability of the Liens of the other Creditor upon the assets of the Debtor or the Guarantors that are Common Collateral and that as between First Lien Claimholders and Second Lien Claimholders, the terms of this Agreement shall govern the priority of their respective valid and perfected Liens on or in the Common Collateral securing the First Lien Obligations or Second Lien Obligations, respectively. For avoidance of doubt, the parties confirm that the assertion in any proceeding or otherwise by one party (Party A) of invalidity or nonperfection of the other party's (Party B's) security interest as a defense to a claim or assertion by Party B against Party A for or alleging breach of this Agreement arising out of Party A's exercise of rights or enforcement of remedies under this Agreement or any First Lien Documents or Second Lien Documents, as applicable, shall not be deemed to be a "contest" for purposes of this SECTION

2.2. In the event that Second Lien Agent or any Second Lien Claimholder believes, in good faith, that the Lien in favor of First Lien Agent in any assets of Grantor is invalid or unperfected, prior to the commencement by Second Lien Agent or any Second Lien Claimholder of any such exercise of rights or enforcement of remedies which would violate this Agreement but for such invalidity or nonperfection of First Lien Agent's Lien, the Second Lien Agent or Second Lien Claimholder will furnish to the First Lien Agent not less than five Business Days' prior written notice of the contemplated commencement of such exercise or enforcement, which notice shall identify the basis for the belief by the Second Lien Agent or Second Lien Claimholder, as the case may be, that such invalidity or nonperfection exists.

         2.3 SIMILAR LIENS AND AGREEMENTS. The parties hereto agree that it is their intention that the First Lien Collateral constituting Common Collateral and the Second Lien Collateral constituting Common Collateral be identical. In furtherance of the foregoing, the parties hereto agree, subject to the other provisions of this Agreement, upon request by the First Lien Agent or the Second Lien Agent, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the First Lien Collateral and the Second Lien Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the First Lien Documents and the Second Lien Documents.

         2.4 LIMITATIONS ON DUTIES AND OBLIGATIONS. Each of the Second Lien Agent, for itself and on behalf of each Second Lien Claimholder, and the First Lien Agent, for itself and on behalf of each First Lien Claimholder, agrees that, except in the case of (i) the obligations of the First Lien Agent under
SECTION 5.5 as bailee and agent for perfection for the Second Lien Agent and
(ii) the obligations of the Second Lien Agent under SECTION 5.5 as bailee and agent for perfection for the First Lien Agent, each of the First Lien Agent (on behalf of the First Lien Claimholders) and the Second Lien Agent (on behalf of the Second Lien Claimholders) shall be solely responsible for perfecting and maintaining the perfection of its Lien in and to each item constituting the Common Collateral in which the First Lien Agent (on behalf of the First Lien Claimholders) or the Second Lien Agent (on behalf of the Second Lien Claimholders) has been granted a Lien. The foregoing provisions of this Agreement are intended solely to govern the respective Lien priorities as between the Creditors and shall not impose on either the First Lien Agent (on behalf of the First Lien Claimholders) or the Second Lien Agent (on behalf of the Second Lien Claimholders) any obligations in respect of the disposition of proceeds of foreclosure on any Common Collateral that would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or other Governmental Authority or any applicable law.

Section 3         ENFORCEMENT.

         3.1      EXERCISE OF REMEDIES.

                  (a) So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency Proceeding has been commenced by or against Grantor:

                           (i)      the Second Lien Agent and the Second Lien
                                    Claimholders:

                                    (x)      will not take any Enforcement
                                             Action with respect to any Common
                                             Collateral; PROVIDED, HOWEVER, that
                                             the Second Lien Agent or the other
                                             Second Lien Claimholders may take
                                             any such Enforcement Action with
                                             respect to the Common Collateral
                                             after the expiration of a period of
                                             180 days following the date on
                                             which the Second Lien Agent shall
                                             have (1) declared, and notified the
                                             First Lien Agent of, the existence
                                             of any "Event of Default" or event
                                             of default, under or as defined in
                                             the Second Lien Financing
                                             Agreements, that is a Major Event
                                             of Default, or (2) accelerated any
                                             of the Second Lien Obligations
                                             under the Second Lien Financing
                                             Agreements (such 180 day period,
                                             the "STANDSTILL PERIOD"); PROVIDED
                                             that, at the time of such exercise,
                                             either any "Event of Default" or
                                             event of default under or as
                                             defined in the Second Lien
                                             Financing Agreements that is a
                                             Major Event of Default shall exist
                                             or any of the Second Lien
                                             Obligations shall have been
                                             accelerated or otherwise have
                                             become due and payable; and
                                             PROVIDED, FURTHER, however, that
                                             notwithstanding anything herein to
                                             the contrary, in no event shall the
                                             Second Lien Agent or any Second
                                             Lien Claimholder take any
                                             Enforcement Action with respect to
                                             the Common Collateral if,
                                             notwithstanding the expiration of
                                             the Standstill Period, the First
                                             Lien Agent or First Lien
                                             Claimholders shall have commenced
                                             Enforcement Action with respect to
                                             all or any material portion of the
                                             Common Collateral (which
                                             Enforcement Action of the First
                                             Lien Agent is other than the
                                             exercise of set off or analogous
                                             remedies in respect of cash and
                                             cash equivalents or deposit or cash
                                             collateral accounts) (prompt notice
                                             of any such exercise to be given by
                                             the First Lien Agent to the Second
                                             Lien Agent),

                                    (y)      will not contest or protest or
                                             object to any foreclosure
                                             proceeding or action brought by the
                                             First Lien Agent or any First Lien
                                             Claimholder, or any other exercise
                                             by the First Lien Agent or any
                                             First Lien Claimholder of any
                                             rights and remedies, in each case
                                             relating to the Common Collateral
                                             (whether under the First Lien
                                             Documents or otherwise) provided
                                             that such foreclosure or exercise
                                             is in compliance with applicable
                                             law and is not prohibited by
                                             SECTION 5.7, or

                                    (z)      subject to their rights under
                                             clause (i)(x) above, will not
                                             object to the forbearance by the
                                             First Lien Agent or the First Lien
                                             Claimholders from bringing or
                                             pursuing any foreclosure proceeding
                                             or action or any other exercise of
                                             any rights or remedies relating to
                                             the Common Collateral,

                                             in each case in clauses (x),
                                             (y) and (z) above so long as
                                             the respective Liens of the
                                             Second Lien Agent and the other
                                             Second Lien Claimholders attach
                                             to the proceeds thereof subject
                                             to the relative priorities
                                             described in SECTION 2 hereof;
                                             and

                           (ii) notwithstanding anything to the contrary set forth in the Second Lien Documents, but subject to SECTION 3.1(A)(I), SECTION 5.1(A), SECTION 5.7 and any other express provision of this Agreement, and subject to applicable law, the First Lien Agent and the First Lien Claimholders shall have the exclusive right to manage the Common Collateral and enforce rights, exercise remedies (including set-off) and make determinations regarding the sale, transfer or other disposition of Common Collateral (whether by the First Lien Agent, any agent of the First Lien Agent or Grantor with the consent of the First Lien Agent) or restrictions with respect to the Common Collateral, without any consultation with or the consent of the Second Lien Agent or any Second Lien Claimholder; PROVIDED that (A) in any Insolvency Proceeding commenced by or against Grantor, the Second Lien Agent and each other Second Lien Claimholder may file a claim or statement of interest with respect to the Second Lien Obligations not inconsistent with the terms and agreements set forth in this Agreement, (B) the Second Lien Agent and each other Second Lien Claimholder may take any action (not adverse to the prior valid and perfected Liens on the Common Collateral securing the First Lien Obligations, or the rights of the First Lien Agent or any First Lien Claimholders to exercise remedies in respect thereof (except as otherwise provided in this Agreement), and not inconsistent with the terms of this Agreement) in order to preserve or protect its Lien on the Common Collateral (including actions permitted pursuant to SECTION 6.3),
                                    (C) the Second Lien Agent and each other
                                    Second Lien Claimholder shall be entitled to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance, avoidance, subordination or other modification of the claims or Liens of the Second Lien Agent or any other Second Lien Claimholders, including without limitation any claims secured by the Common Collateral, if any, in each case in a manner not inconsistent with the other terms of this Agreement, (D) the Second Lien Agent and each other Second Lien Claimholder shall be entitled to file any pleadings, objections, motions or agreements that assert rights or interests available to unsecured creditors of Grantor arising under either Bankruptcy Law or applicable non-bankruptcy law, (E) the Second Lien Agent and each other Second Lien Claimholder shall be entitled to file any proof of claim and other filings and make any arguments and motions that are, in each case, not inconsistent with the terms of this Agreement, with respect to the Second Lien Obligations and the Common Collateral and (F) the Second Lien Agent or any Second Lien Claimholder may exercise any of its rights or remedies with respect to the Common Collateral after the termination of the Standstill Period to the extent permitted by clause (i)(x) above. In exercising rights and remedies with respect to the Common Collateral, subject to the provisions hereof, the First Lien Agent and the First Lien Claimholders may enforce the provisions of the First Lien Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include, subject to the provisions hereof, the rights of an agent appointed by them to sell or otherwise dispose of Common Collateral in accordance with applicable law upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction. The First Lien Agent shall comply with the provisions of SECTION 5.7 in connection with its exercise and enforcement of its rights or remedies with respect to the Common Collateral.

                  (b) The Second Lien Agent, on behalf of itself and the Second Lien Claimholders, agrees that prior to the expiration of the Standstill Period, it will not take or receive any Common Collateral or any proceeds of Common Collateral in connection with the exercise by it of any Enforcement Action with respect to any Common Collateral, unless and until the Discharge of First Lien Obligations has occurred, except as otherwise expressly provided in the proviso in clause (ii) of SECTION 3.1(A), subject in any event to SECTION
4.2. Without limiting the generality of the foregoing, prior to the expiration of the Standstill Period, unless and until the Discharge of First Lien Obligations has occurred, and except as otherwise expressly provided in SECTION
2.2 and in the proviso in clause (ii) of SECTION 3.1(A) and any other express provision of this Agreement, the sole right of the Second Lien Agent and the Second Lien Claimholders with respect to the Common Collateral is to hold and maintain perfection of a Lien on the Common Collateral pursuant to the Second Lien Collateral Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of the First Lien Obligations has occurred in accordance with the terms of the Second Lien Documents and applicable law. The exercise of rights or enforcement of remedies by the Second Lien Agent is subject, where applicable, to the last sentence of SECTION 2.2.

                  (c) Subject to its and their rights after the expiration of the Standstill Period and subject to SECTION 2.2 and the proviso in clause
(ii) of SECTION 3.1(A) and any other express provision of this Agreement, (i) the Second Lien Agent, for itself and on behalf of the Second Lien Claimholders, agrees that the Second Lien Agent and the Second Lien Claimholders will not take any action that would hinder any exercise of remedies by the First Lien Agent or the First Lien

Claimholders in respect of the Common Collateral under the First Lien Documents or that is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other disposition of the Common Collateral prior to the expiration of the Standstill Period, whether by foreclosure or otherwise, and (ii) the Second Lien Agent, for itself and on behalf of the Second Lien Claimholders, hereby waives any and all rights it or the Second Lien Claimholders may have as a junior lien creditor to object to the manner in which the First Lien Agent or the First Lien Claimholders seek to enforce or collect the First Lien Obligations or the Liens granted in any of the First Lien Collateral (PROVIDED that such enforcement or collection complies with applicable law and this Agreement), regardless of whether any action or failure to act by or on behalf of the First Lien Agent or First Lien Claimholders is adverse to the interest of the Second Lien Claimholders.

                  (d) The Second Lien Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in the Second Lien Collateral Documents or any other Second Lien Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the First Lien Agent or the First Lien Claimholders with respect to the Common Collateral as set forth in this Agreement and the First Lien Documents, subject, however, to the provisions hereof and of applicable law.

Section 4         PAYMENTS.

         4.1 APPLICATION OF PROCEEDS AND PAYMENTS. So long as the Discharge of First Lien Obligations has not occurred, any Common Collateral or proceeds thereof received by the First Lien Agent in connection with the sale or other disposition of, or collection on, such Common Collateral upon the exercise of remedies, shall be applied by the First Lien Agent to the First Lien Obligations in such order, if any, as is specified in the relevant First Lien Documents, PROVIDED HOWEVER that notwithstanding the foregoing, amounts received by the First Lien Agent or any other First Lien Claimholder in respect of Obligations outstanding under any First Lien Document shall be deemed for all purposes of this Agreement, including determination of Discharge of First Lien Obligations, to be applied first to payment and satisfaction of all outstanding First Lien Obligations and thereafter to payment of Obligations thereunder, if any, not constituting First Lien Obligations. Upon the Discharge of the First Lien Obligations, the First Lien Agent shall deliver to the Second Lien Agent (except as may otherwise be required by applicable law or any court order) any proceeds of Common Collateral held by it in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Second Lien Agent to the Second Lien Obligations in such order, if any, as is specified in the relevant Second Lien Collateral Documents.

         4.2 PAYMENTS OVER. So long as the Discharge of First Lien Obligations has not occurred, any Common Collateral or proceeds of sale or other disposition thereof received by the Second Lien Agent or any Second Lien Claimholders in connection with the exercise of any right or remedy (including set-off) relating to the Common Collateral not otherwise permitted by this Agreement, and any Common Collateral or proceeds of the sale or other disposition thereof received by the Second Lien Agent or any Second Lien

Claimholders solely as a result of an Enforcement Action taken by the Second Lien Agent or any Second Lien Claimholders in respect of the Common Collateral, shall be segregated and held in trust and forthwith paid over to the First Lien Agent for the benefit of the First Lien Claimholders in the same form as received, with any necessary endorsements, for immediate application to the repayment of the First Lien Obligations, or as a court of competent jurisdiction may otherwise direct. The First Lien Agent is hereby authorized to make any such endorsements as agent for the Second Lien Agent or any such Second Lien Claimholders. This authorization is coupled with an interest and is irrevocable until such time as this Agreement is terminated in accordance with its terms.

Section 5         OTHER AGREEMENTS.

         5.1      RELEASES.

                  (a)      If, in connection with:

                           (i) any sale, exchange, transfer or other disposition of ownership (collectively, a "DISPOSITION") of any Common Collateral permitted under the terms of the First Lien Documents as in effect on the date hereof and not involving any exercise of remedies referred to in clause (ii) below, or

                           (ii) the exercise of any of the First Lien Agent's remedies in respect of the Common Collateral provided for in SECTION 3.1 upon or following acceleration or maturity of the First Lien Obligations and non-payment thereof, including any Disposition of any such Common Collateral pursuant to any such exercise of remedies, the First Lien Agent, for itself or on behalf of any of the First Lien Claimholders, releases any of its Liens on any part of the Common Collateral, and/or releases any Grantor from its obligations under its guaranty of the First Lien Obligations the outstanding equity interests of which Grantor have been disposed of in connection with a Disposition under clause (i) or (ii) above (such Grantor, a "DISPOSED GRANTOR"), in each case above (x) other than in connection with the Discharge of First Lien Obligations and (y) in the case of clause (i) above, other than after the occurrence and during the continuance of any Default, default, Event of Default or event of default under or as defined in the Second Lien Financing Agreements, and upon the request of the Company pursuant to an Officer's Certificate (as defined in the Indenture) certifying that all conditions precedent under the Indenture have been met, then the Liens, if any, of the Second Lien Agent, for itself or for the benefit of the Second Lien Claimholders, on such Common Collateral, and, if applicable, the obligations of such Disposed Grantor under its guaranty of the Second Lien Obligations, shall be automatically, unconditionally and simultaneously released and the Second Lien Agent, for itself or on behalf of any such Second Lien Claimholders, promptly shall execute and deliver to the First Lien Agent or such Grantor such termination statements, releases and other documents as the First Lien Agent or such Grantor may request to effectively confirm such release; PROVIDED that notwithstanding the foregoing, (x) in the case of a Disposition under SECTION 5.1(A)(I), the Liens, if any, of the Second Lien Agent, for itself or for the benefit of the Second Lien Claimholders, on any Common Collateral and, if applicable, the obligations of any Disposed Grantor under its guaranty of the Second Lien Obligations, shall not be automatically released, and such Disposition shall result in an Event of Default or event of default under or as defined in the Second Lien Financing Agreements, if such Disposition is not then expressly permitted under the terms of the Second Lien Financing Agreements and
(y) in the case of a Disposition under SECTION 5.1(A)(I) or (II), the Liens, if any, of the Second Lien Agent, for itself or for the benefit of the Second Lien Claimholders, on all proceeds of any Common Collateral (including all amounts and other property received upon such Disposition or exercise of remedies) shall continue (subject to the priorities set forth in SECTION 2.1) and shall not be automatically released.

                  (b) Until the Discharge of First Lien Obligations occurs, the Second Lien Agent, for itself and on behalf of the Second Lien Claimholders, hereby irrevocably constitutes and appoints the First Lien Agent and any officer or agent of the First Lien Agent, with full power of substitution, as its true and lawful attorney-in-fact (which appointment is coupled with an interest) with full irrevocable power and authority in the place and stead of the Second Lien Agent or such Second Lien Claimholder or in the First Lien Agent's own name, from time to time in the First Lien Agent's discretion, for the purpose of carrying out the terms of this SECTION 5.1, but subject to the limitations contained herein, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary to accomplish the purposes of this SECTION 5.1 in accordance herewith, including any endorsements or other instruments of transfer or release.

                  (c) Until the Discharge of First Lien Obligations occurs, to the extent that the First Lien Claimholders (i) have released any Lien on Common Collateral or Grantor from its obligation under its guaranty and any such Lien or guaranty is later reinstated or (ii) obtain any new first priority Liens or additional guarantees from any Grantor, then the Second Lien Claimholders shall be granted a second priority Lien on any such Common Collateral and an equivalent additional guaranty, as the case may be

         5.2 INSURANCE. Unless and until the Discharge of First Lien Obligations has occurred, the First Lien Agent and the First Lien Claimholders shall have the sole and exclusive right, subject to the rights of Grantor under the First Lien Documents, to adjust settlement for any insurance policy covering the Common Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Common Collateral. Unless and until the Discharge of First Lien Obligations has occurred, and subject to the rights of the Grantor under the First Lien Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation), if in respect of the Common Collateral, shall be paid to the First Lien Agent for the benefit of the First Lien Claimholders pursuant to the terms of the First Lien Documents, if, but only if, so required and thereafter, if the Discharge of First Lien Obligations has occurred, or initially, if such proceeds are not so required to be paid to the First Lien Agent for the benefit of the First Lien Claimholders, and subject to the rights of the applicable Grantor under the

Second Lien Collateral Documents, to the Second Lien Agent for the benefit of the Second Lien Claimholders to the extent required under the Second Lien Collateral Documents and then, to the extent no mandatory prepayment or repayment of the Second Lien Obligations is then required, to the owner of the subject property, or such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct, PROVIDED that if such owner or other Person is a Grantor, such proceeds or award (or any payments with respect thereto) shall constitute Common Collateral to the extent constituting First Lien Collateral in which the security interest of the First Lien Agent for the benefit of the First Lien Claimholders pursuant to the terms of the First Lien Documents is perfected and be pledged to the Second Lien Agent (which pledge shall be fully perfected) pursuant to the terms of the Second Lien Collateral Documents for the benefit of the Second Lien Noteholders. Until the Discharge of First Lien Obligations has occurred, and if such proceeds or award or payment are required to have been paid to the First Lien Agent pursuant to the provisions of the First Lien Documents, if the Second Lien Agent or any Second Lien Claimholders shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall pay such proceeds over to the First Lien Agent in accordance with the terms of
SECTION 4.2.

         5.3 CERTAIN PROVISIONS OF FIRST LIEN DOCUMENTS; AMENDMENTS TO FIRST LIEN DOCUMENTS AND SECOND LIEN DOCUMENTS.

                  (a) The First Lien Documents shall not: (i) provide for or permit the principal amount of loans and other extensions of credit thereunder, including, without limitation, outstanding First Lien Principal Obligations, to exceed $10,000,000 at any time or the outstanding Obligations under the First Lien Documents exceed the Maximum First Lien Debt Amount, in each case above without having previously obtained the Second Lien Claimholder Consent) or (ii) provide for a scheduled final maturity date of the First Lien Principal Obligations under the First Lien Financing Agreement or any Refinancing thereof that is within one year before or one year after the scheduled final maturity date of the Notes as in effect on the date hereof. The First Lien Documents may be Modified in accordance with their terms, and the First Lien Financing Agreement may be Refinanced, in each case, without the consent of the Second Lien Agent or the Second Lien Claimholders, PROVIDED, HOWEVER, that in the case of a Refinancing, such Refinancing is designated by the Company, by notice to Second Lien Agent, as a Permitted Refinancing to which this Agreement shall apply, and the holders of such Refinancing debt, if such Refinancing debt is secured by a Lien on the Common Collateral, shall bind themselves in writing to the terms of this Agreement, and PROVIDED FURTHER that the First Lien Credit Documents and any such Modification or Refinancing shall not: (i) provide for or permit the principal amount of loans and other extensions of credit thereunder, including, without limitation, outstanding First Lien Principal Obligations, to exceed $10,000,000 at any time or the outstanding Obligations under the First Lien Documents exceed the Maximum First Lien Debt Amount without the Second Lien Claimholder Consent) or (ii) extend the scheduled final maturity date of the First Lien Principal Obligations under the First Lien Financing

Agreement or any Refinancing thereof to a date within one year before or after the scheduled final maturity date of the Notes as in effect on the date hereof. As a condition to having the benefits of this Agreement, the holders of any such Refinancing debt, if such Refinancing debt is secured by a Lien on the Common Collateral, shall bind themselves in writing to the terms of this Agreement.

                  (b) The Second Lien Documents may be Modified in accordance with their terms, and the Second Lien Financing Agreements may be Refinanced, in each case, without the consent of the First Lien Agent or the First Lien Lenders; PROVIDED, HOWEVER, that in the case of a Refinancing, such Refinancing is designated by the Company, by notice to First Lien Agent, as a Permitted Refinancing to which this Agreement shall apply, and the holders of such Refinancing debt, if such Refinancing debt is secured by a Lien on the Common Collateral, shall bind themselves in writing to the terms of this Agreement, PROVIDED FURTHER, that any such Modification or Refinancing of the Second Lien Documents shall not, without the consent of the First Lien Agent or the First Lien Lenders, (i) provide for or permit the principal amount of loans and other extensions of credit thereunder to be incurred pursuant to such Modification or Refinancing or thereafter to exceed the amount permitted to be incurred pursuant to the provisions of the First Lien Documents as then in effect, (ii) amend covenants or events of default, along with related definitions, to make them more restrictive than those contained from time to time in the First Lien Financing Agreement, or (iii) shorten the scheduled final maturity date of the Notes or any debt Refinancing the Notes to a date prior to the stated maturity date of the Notes as in effect on the date hereof. As a condition to having the benefits of this Agreement, the holders of any such Refinancing debt, if such Refinancing debt is secured by a Lien on the Common Collateral, shall bind themselves in writing to the terms of this Agreement.

         5.4 RIGHTS AS UNSECURED CREDITORS, ETC. The Second Lien Obligations shall constitute senior indebtedness of each Grantor, PARI PASSU in right of payment to all other senior indebtedness of such Grantor, including the First Lien Obligations. Except as otherwise set forth in SECTION 3.1, the Second Lien Agent and the Second Lien Claimholders may exercise rights and remedies as creditors against Debtor or any other Grantor in accordance with the terms of the Second Lien Documents and applicable law, PROVIDED that the Second Lien Agent and the Second Lien Claimholders may not exercise any such rights or remedies against the Common Collateral except as provided in SECTION 3.1, and FURTHER PROVIDED that enforcement of any judgment lien by the Second Lien Agent or the Second Lien Claimholders against the Common Collateral shall be subject to the same limitations and restrictions as apply to an Enforcement Action under
SECTION 3.1(A) hereof. Except as otherwise set forth in SECTION 2.1 or SECTION 3.1, nothing in this Agreement shall prohibit or subordinate the receipt by the Second Lien Agent or any Second Lien Claimholders of (or its right to receive) the required payments of all Second Lien Obligations or subordinate the claims of the Second Lien Agent and the Second Lien Claimholders in respect of property of Grantor that is not Common Collateral.

         5.5      BAILEE FOR PERFECTION, ETC.

                  (a) First Lien Agent hereby agrees and acknowledges that, to the extent that it holds, or a third party (as bailee, agent or otherwise) holds on its behalf, physical possession of or "control" (as defined in the UCC) over Common Collateral (including proceeds thereof) pursuant to any of the First Lien Documents (the "FIRST LIEN PLEDGED COLLATERAL"), First Lien Agent (and others holding on its behalf) holds such First Lien Pledged Collateral as bailee and agent for perfection for the benefit of the Second Lien Agent and Second Lien Claimholders and their successors and assigns (such holding for the benefit of the Second Lien Agent and Second Lien Claimholders being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2) and 9-313(c) of the UCC) and in each case solely to the extent required to perfect and enforce the security interests of Second Lien Agent in such First Lien Pledged Collateral.

                  (b) Second Lien Agent hereby agrees and acknowledges that, to the extent that it holds, or a third party (as bailee, agent or otherwise) holds on its behalf, physical possession of or "control" (as defined in the UCC) over Common Collateral (including proceeds thereof) pursuant to any of the Second Lien Documents (the "SECOND LIEN PLEDGED COLLATERAL") prior to the Discharge of First Lien Obligations, Second Lien Agent (and others holding on its behalf) holds such Second Lien Pledged Collateral as bailee and agent for perfection for the benefit of the First Lien Agent and First Lien Claimholders and their successors and assigns (such holding for the benefit of the First Lien Agent and First Lien Claimholders being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2) and 9-313(c) of the UCC) and in each case solely to the extent required to perfect and enforce the security interests of First Lien Agent in such Second Lien Pledged Collateral.

                  (c) Subject to the terms of this Agreement and applicable law, until the Discharge of First Lien Obligations has occurred, the First Lien Agent shall be entitled to deal with the First Lien Pledged Collateral in accordance with the terms of the First Lien Documents as if the Liens of the Second Lien Agent under the Second Lien Collateral Documents did not exist. The rights of the Second Lien Agent in the Common Collateral shall at all times prior to the Discharge of First Lien Obligations be subject to the terms of this Agreement.

                  (d) The First Lien Agent shall have no obligation whatsoever to the Second Lien Agent or any Second Lien Claimholder to ensure that the First Lien Pledged Collateral is genuine or owned by Grantor. The duties or responsibilities of the First Lien Agent under this SECTION 5.5 shall be limited solely to holding the First Lien Pledged Collateral as bailee and agent for perfection for the benefit of the Second Lien Agent and Second Lien Claimholders and their successors and assigns, which duty and responsibility the First Lien Agent shall fulfill using the same degree of care with respect thereto as it uses for similar property pledged to it as collateral for indebtedness of others to the First Lien Agent, and the First Lien Agent shall have no liability in connection therewith except for its negligence or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction.

                  (e) The Second Lien Agent shall have no obligation whatsoever to the First Lien Agent or any First Lien Claimholder to ensure that the Second Lien Pledged Collateral is genuine or owned by Grantor. The duties or responsibilities of the Second Lien Agent under this SECTION 5.5 shall be limited solely to holding the Second Lien Pledged Collateral as bailee and agent for perfection for the benefit of the First Lien Agent and First Lien Claimholders and their successors and assigns, which duty and responsibility the Second Lien Agent shall fulfill using the same degree of care with respect thereto as it uses for similar property pledged to it as collateral for indebtedness of others to the Second Lien Agent, and the Second Lien Agent shall have no liability in connection therewith except for its negligence or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction.

                  (f)      The First Lien Agent acting pursuant to this SECTION
5.5 shall not have by reason of the First Lien Documents, the Second Lien Collateral Documents, this Agreement or any other related document a fiduciary relationship in respect of the Second Lien Agent or any Second Lien Claimholder.

                  (g)      The Second Lien Agent acting pursuant to this SECTION
5.5 shall not have by reason of the First Lien Documents, the Second Lien Collateral Documents, this Agreement or any other related document a fiduciary relationship in respect of the First Lien Agent or any First Lien Claimholder.

                  (h) First Lien Agent and the other First Lien Claimholders (and any third Person acting on its or their behalf, as agent, bailee or otherwise) shall not have any duty to the Second Lien Agent or the other Second Lien Claimholders with respect to the First Lien Pledged Collateral or to provide the Second Lien Claimholders with any rights with respect to such First Lien Pledged Collateral EXCEPT (1) as specified in this Agreement and (2) promptly upon the Discharge of First Lien Obligations, subject to SECTIONS 2.2 and 2.4 hereof, and at the expense of Grantor, First Lien Agent and each other First Lien Claimholder shall (and shall cause each Person acting on behalf of any of the foregoing, as agent, bailee or otherwise, to) deliver all First Lien Pledged Collateral (if any), together with any necessary endorsements and other documents (including any applicable stock powers or bond powers), then in its possession or in the possession of its agent or bailee, or turn over control as to any First Lien Pledged Collateral for which it or its agent or bailee then has control, as the case may be, to Second Lien Agent, except to the extent that
(i) First Lien Agent or any other First Lien Claimholder has retained or otherwise acquired such First Lien Pledged Collateral in satisfaction of all or any part of the First Lien Obligations, (ii) such First Lien Pledged Collateral has been sold or otherwise disposed of by First Lien Agent or First Lien Claimholders in accordance with this Agreement or by Grantor in accordance with this Agreement and the Second Lien Documents or (iii) it may otherwise be required by applicable law or any order of any court or other Governmental Authority. First Lien Agent and, where applicable, the First Lien Claimholders shall cause each Person acting on behalf of any of the foregoing, as agent, bailee or otherwise, to comply with the provisions of this Agreement in respect of Common Collateral in its possession or control. Subject to and upon compliance by the First Lien Agent and First Lien Claimholders (and each such Person acting on behalf of any of the foregoing) with the duties and obligations contemplated by this

SECTION 5.5 and the other provisions of this Agreement, effective upon such delivery of all such possession and control of such First Lien Pledged Collateral, First Lien Agent and First Lien Claimholders shall be automatically released from all claims and liabilities arising pursuant to the role of First Lien Agent as bailee and agent for perfection with respect to the First Lien Pledged Collateral. Each Grantor acknowledges and agrees to the delivery by First Lien Agent and each other First Lien Claimholder (and each such Person acting on behalf of any of the foregoing) to Second Lien Agent of any such First Lien Pledged Collateral and waives and releases First Lien Agent and the other First Lien Claimholders (and each such Person acting on behalf of any of the foregoing) from any liability as a result of such action.

                  (i) Second Lien Agent and the other Second Lien Claimholders (and any third Person acting on its or their behalf) shall not have any duty to the First Lien Agent or the other First Lien Claimholders with respect to the Second Lien Pledged Collateral or to provide the First Lien Claimholders with any rights with respect to such Second Lien Pledged Collateral except as specified in this Agreement. Second Lien Agent and, where applicable, the Second Lien Claimholders shall cause each Person acting on behalf of any of the foregoing, as agent, bailee or otherwise, to comply with the provisions of this Agreement in respect of Common Collateral in its possession or control. Subject to and upon compliance by the Second Lien Agent and Second Lien Claimholders (and each such Person acting on behalf of any of the foregoing) with the duties and obligations contemplated by this SECTION 5.5 and the other provisions of this Agreement, effective upon the earlier of Discharge of First Lien Obligations and delivery of possession and control of all Second Lien Pledged Collateral, if any, then in its possession (or the possession of its agent or bailee), together with any necessary endorsements and other documents (including any applicable stock powers or bond powers), to First Lien Agent, Second Lien Agent and Second Lien Claimholders shall be automatically released from all claims and liabilities arising pursuant to the role of Second Lien Agent as bailee and agent for perfection with respect to the Second Lien Pledged Collateral. Each Grantor acknowledges and agrees to the delivery by Second Lien Agent and each other Second Lien Claimholder (and each such Person acting on behalf of any of the foregoing) to First Lien Agent of any such Second Lien Pledged Collateral and waives and releases Second Lien Agent and the other Second Lien Claimholders (and each such Person acting on behalf of any of the foregoing) from any liability as a result of such action.

                  (j) In the case of any deposit or securities accounts subject to deposit account control agreements, securities account control agreements or analogous agreements in favor of First Lien Agent or any rights with respect to Common Collateral obtained by the First Lien Agent pursuant to collateral access agreements or analogous agreements in favor of First Lien Agent, after Discharge of First Lien Obligations, and to the extent that the Second Lien Obligations remain outstanding, First Lien Agent agrees, at the request of Second Lien Agent and at the expense of Grantor, to (i) with respect to deposit accounts or securities accounts, promptly deliver written notice to each bank or other institution at which deposit accounts or securities accounts are maintained that
(A) the First Lien Agent is no longer acting as the "agent" (or in any analogous capacity) or otherwise entitled to act under such agreement and (B) from the date of the notice and at all times thereafter until the Second Lien Obligations are paid in full or the Second Lien Agent instructs the bank or other institution at which deposit accounts or securities accounts are maintained otherwise, that the Second Lien Agent is to be deemed the "agent" (or analogous party) and otherwise be entitled to act for all purposes in connection with such agreement and that the bank or other institution at which such deposit accounts or securities accounts are maintained is to follow the directions of the Second Lien Agent for all purposes in connection with such deposit accounts or securities accounts, as applicable, and (ii) with respect to collateral access agreements or analogous comments in favor of First Lien Agent, promptly deliver written notice to the Person party to the applicable Collateral Access Agreement that (A) the Common Collateral located at such location remains subject to a Lien in favor of the Second Lien Agent and (B) from the date of the notice and at all times thereafter until the Second Lien Agent instructs such party otherwise, the Second Lien Agent is to be deemed the "agent" (or analogous party) for all purposes in connection with such agreement.

                  (k)      In addition to the other provisions set forth in this
Section 5.5 and for a period of up to one hundred twenty days (120) days from the date hereof, the First Lien Agent hereby appoints the Second Lien Agent as its agent for purposes of perfecting its Liens in those certain bank accounts and other "Deposit Collateral" as defined in that certain Indenture Collateral Agent Deposit Account Control Agreement dated as of January 27, 2006 among National Coal Corporation, NC Transportation, Inc., Wells Fargo Bank, National Association and the Bank of America, N.A. (the "CONTROL AGREEMENT"), and the Second Lien Agent accepts such appointment subject to the terms contained in this Section 5.5. The Second Lien Agent, as agent for the First Lien Agent for purposes of perfecting the First Lien Agent's interest in the Deposit Collateral shall act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the First Lien Agent with respect to taking any and all actions permitted under the Control Agreement; provided, however, that the Second Lien Agent shall not be required to take any action which (i) exposes the Second Lien Agent to personal liability, (ii) is contrary to the Control Agreement or applicable law or (iii) results in a loss of perfection in the Deposit Collateral in favor of the holders of the Notes. The Second Lien Agent shall incur no liability under or in respect of the Control Agreement or the Intercreditor Agreement by acting upon any notice, consent, certificate, warranty or other paper or instrument believed by it to be genuine or authentic or to be signed by the proper party. Second Lien Agent shall not take any action under the Control Agreement (except for the exercise of remedies as permitted in Section 3.1 hereunder) or enter into any amendment, waiver, or modification of any provision of the Control Agreement, except upon the direction of the First Lien Agent. The First Lien Agent agrees to indemnify the Second Agent, as its agent for purposes of perfection under the Control Agreement, against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on or incurred by the Second Lien Agent in any way relating to or arising out of any action taken or omitted by the Second Lien Agent under the Control Agreement done at the direction of the First Lien Agent, provided that the First Lien Agent shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Second Lien Agent's gross negligence or willful misconduct. The Second Lien Agent makes no representations or warranties to the First Lien Agent regarding the contents of the Control Agreement or concerning the perfection of any interests in the Deposit Collateral. The Second Lien Agent shall forward to the First Lien Agent copies of all notices and other communications received (other than monthly account statements) from Bank of America or the Company concerning the Control Agreement.

         5.6 WHEN DISCHARGE OF FIRST LIEN OBLIGATIONS DEEMED TO NOT HAVE OCCURRED. If at the time the Discharge of First Lien Obligations occurs, and in connection therewith, Grantor enters into any Permitted Refinancing of any First Lien Document evidencing a First Lien Obligation and the holders of the Obligations outstanding under such Permitted Refinancing, or an authorized agent on their behalf, shall have become bound by this Agreement, then such Discharge of First Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of designation of such Refinancing by the Company as a Permitted Refinancing (as provided in SECTION 5.3(A)) as a result of the occurrence of such Discharge of First Lien Obligations), and the Obligations under such Permitted Refinancing of such First Lien Document up to, but not in excess of, the Maximum First Lien Debt Amount shall automatically be treated as First Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Common Collateral set forth herein, and the First Lien Agent under such First Lien Documents shall be the First Lien Agent for all purposes of this Agreement. Upon receipt of a notice stating that Debtor has entered into a new First Lien Document constituting a Permitted Refinancing, which notice shall include the identity of the new First Lien Agent (such agent, the "NEW AGENT"), the Second Lien Agent shall promptly consent to such Permitted Refinancing and (a) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company or such New Agent shall reasonably request in order to provide to the New Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (b) deliver to the New Agent any Pledged Collateral then held by it together with any necessary endorsements (or otherwise allow the New Agent to obtain control of such Pledged Collateral). As a condition to the foregoing, the New Agent shall agree, on behalf of itself and the new First Lien Claimholders, to be bound by the terms of this Agreement. If the new First Lien Obligations under the new First Lien Documents are secured by assets of Grantor that do not also secure the Second Lien Obligations, then the Second Lien Obligations shall be secured at such time by a second priority Lien on such assets to the same extent provided in the new First Lien Collateral Documents pursuant to documentation reasonably satisfactory to the Second Lien Agent.

         5.7 PURCHASE RIGHT. Promptly following the Company's receipt of a Purchase Option Event Notice pursuant to paragraph (a) below, the Company shall furnish to the Trustee an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, the obligation of the Second Lien Agent to deliver the Purchase Option Event Notice or any other notices under this SECTION 5.7 will not be a violation of the registration requirements of the United States federal securities laws (the "TRUSTEE PURCHASE OPTION OPINION"). Notwithstanding the foregoing and without affecting the obligation of the Company set forth in the preceding sentence any Second Lien Claimholder may furnish or cause to be furnished to the Trustee the Trustee Purchase Option Opinion. The obligation of the Second Lien Agent to deliver any Purchase Option Event Notice or any other notices under this SECTION
5.7 shall be conditioned upon the prior receipt by the Trustee of Trustee Purchase Option Opinion from the Company or any Second Lien Claimholder.

                  (a) Notwithstanding anything herein to the contrary, (i) no less than 15 Business Days prior to (unless, in the good faith judgment of the First Lien Agent, the delay in taking such action for 15 Business Days will have any substantially adverse effect upon the value of or ability to realize on the First Lien Collateral or the ability of the First Lien Claimholders to collect the First Lien Obligations, in which case the First Lien Agent shall provide the Purchase Option Event Notice as promptly as practicable (to maximize the length of the Purchase Option Standstill Period (defined below) and to minimize any such substantially adverse effect) prior to) the First Lien Agent's or any First Lien Claimholder's (A) commencement of any Enforcement Action against the First Lien Collateral or (B) acceleration of the First Lien Obligations (other than pursuant to commencement by any Person other than any First Lien Claimholder of an Insolvency Proceeding relating to any Grantor) or
(C) commencement of, or joinder in filing a petition for the commencement of, an Insolvency Proceeding against any Grantor (such 15 Business Day period (or shorter period, if applicable), the "PURCHASE OPTION STANDSTILL Period"), (ii) promptly (but in any event within five Business Days) following upon receipt by the First Lien Agent of written notice of the occurrence of an Event of Default under the Indenture, and (iii) promptly (but in any event within five Business
Days) following the occurrence of an Insolvency Proceeding in respect of any Grantor, the First Lien Agent shall deliver to the Company and Second Lien Agent written notice, by same day or overnight courier, of such Purchase Option Event (a "PURCHASE OPTION EVENT NOTICE") and afford all Second Lien Claimholders who
(x) hold Notes as of the date of the delivery of the Purchase Option Event Notice to the Second Lien Agent and (y) timely (in accordance with this SECTION 5.7) notify the Second Lien Agent of their irrevocable commitments to purchase First Lien Obligations the collective opportunity to purchase (at par and without premium) all of the First Lien Obligations (and all attendant rights under the First Lien Documents) pursuant to this SECTION 5.7 at any time after receipt of such Purchase Option Event Notice by the Second Lien Agent. The Purchase Option Event Notice will specify (A) the Purchase Option Event, (B) the estimated aggregate amount of First Lien Obligations outstanding on the date of such notice, (C) the aggregate unpaid amount of First Lien Principal Obligations outstanding on the date of such notice, (D) the estimated aggregate accrued, unpaid amount of the First Lien Obligations constituting interest, fees, out of pocket expenses (including attorney's fees (determined based on standard hourly rates of, and hours actually worked by, such attorneys and reimbursable by Grantor under the terms of the First Lien Documents) and disbursements) and other amounts owing not constituting First Lien Principal Obligations (the amounts referred to in this clause (D), the "FIRST LIEN ANCILLARY OBLIGATIONS") outstanding on the date of such notice, (E) the estimated aggregate accrued, unpaid amount of each category of First Lien Ancillary Obligations outstanding on the date of such notice, and attach the form of the Assignment and Acceptance Agreement (as defined below) to be executed by the Second Lien Claimholders, as assignee, and each First Lien Lender and the First Lien Agent relating to the purchase of First Lien Obligations pursuant to this SECTION 5.7, which shall be substantially in the form attached hereto as EXHIBIT A, (F) the Cut-Off Date as defined below in
(b)(ii), and (G) the Purchase Date as defined below in (b)(iii). Notwithstanding the foregoing, and without prejudice to the obligations of the First Lien Agent set forth above, the Second Lien Agent may, and at the direction of the Holders of 25% or more of the outstanding principal amount of the Second Lien Obligations shall, at any time after the occurrence of a Purchase Option Event and prior to the giving of a Purchase Option Event Notice in respect thereof by the First Lien Agent, demand that the First Lien Agent deliver to the Second Lien Agent a Purchase Option Event Notice specifying the information set forth in the preceding sentence with respect to such Purchase Option Event and outstanding First Lien Obligations, and the First Lien Agent shall, no later than five Business Days after receipt of such demand, deliver to the Second Lien Agent such Purchase Option Event Notice specifying such information and attaching such form of agreement, in which event the Purchase Option Standstill Period shall commence on the date of such demand by the Second Lien Agent and shall continue for 15 Business Days after delivery to the Second Lien Agent of such Purchase Option Event Notice. During the Purchase Option Standstill Period, neither the First Lien Agent nor any First Lien Claimholder shall commence or continue any Enforcement Action against the First Lien Collateral or accelerate the First Lien Obligations (other than pursuant to commencement by any Person other than any First Lien Claimholder of an Insolvency Proceeding relating to a Grantor).

                  (b) The Second Lien Agent will promptly (but in any event within two Business Days after its receipt thereof) send and the Company will immediately after its receipt thereof send the Purchase Option Event Notice to each Second Lien Claimholder together with notice of:

                           (i) the date of receipt by the Second Lien Agent (or, if applicable, by the Company) thereof,

                           (ii) the date (the "CUT-OFF DATE"), which shall be 10 Business Days after the Purchase Option Event Notice was received by the Second Lien Agent (or, if applicable, by the Company), by which the Second Lien Agent must receive irrevocable purchase commitments from the Second Lien Claimholders in order for such commitments to be considered, and

                           (iii) the proposed date (the "PURCHASE DATE"), which shall be five Business Days after the Cut-Off Date, on which the purchase of First Lien Obligations will take effect if sufficient Purchase Commitments (defined below) are received and the conditions to consummation of the closing of the purchase are satisfied.

         Upon receipt of such Purchase Option Event Notice by the Second Lien Claimholders, each Second Lien Claimholder shall have from the date of its receipt thereof to and including the Cut-Off Date (a "PURCHASE OPTION PERIOD") to notify the Second Lien Agent of its commitment (its "PURCHASE COMMITMENT") to purchase First Lien Obligations pursuant to this SECTION 5.7 (which commitment shall be irrevocable if the conditions to consummation of the closing of the purchase are satisfied) and the maximum amount of First Lien Principal Obligations that it is willing to purchase (which may be more or less than its pro rata share thereof) (it being further understood that in delivering its Purchase Commitment, a Second Lien Claimholder is irrevocably committing to purchase up to the maximum amount of First Lien Principal Obligations specified therein, plus its pro rata share (based on the Purchase Percentage of the First Lien Principal Obligations to be purchased by it) of the accrued, unpaid First Lien Ancillary Obligations as at the Purchase Date, which may exceed the amount of accrued, unpaid First Lien Ancillary Obligations as at the date of the Purchase Option Event Notice). In delivering its Purchase Commitment each Second Lien Claimholder shall certify the aggregate principal amount of Notes beneficially owned by it. If no such notice is received from a Second Lien Claimholder within such Purchase Option Period, the option granted pursuant to this SECTION 5.7 to such Second Lien Claimholder to purchase First Lien Obligations in respect of such Purchase Option Event Notice shall expire (but without prejudice to such Second Lien Claimholder's rights in respect of such Purchase Option Event under SECTION 5.7(G) if the Purchase Date shall not have occurred).

                  (c)      [Intentionally Omitted]

                  (d) Each Second Lien Claimholder will have the right, pursuant to this SECTION 5.7, to purchase up to its pro rata share (based on the amount of Second Lien Obligations held by each such Second Lien Claimholder) of the First Lien Obligations; PROVIDED that if any Second Lien Claimholder elects not to exercise in whole or in part its option to purchase First Lien Obligations, that Second Lien Claimholder's pro rata share (or relevant portion thereof as to which such option has not been exercised) shall be allocated by the Second Lien Agent to the other Second Lien Claimholders, if any, exercising their option to purchase more than their original pro rata shares of First Lien Obligations under this SECTION 5.7 as contemplated herein. If one or more Second Lien Claimholders do not exercise their purchase option hereunder or exercise such purchase option for less than their respective original pro rata share of the First Lien Obligations, then those Second Lien Claimholders that have indicated a willingness to purchase more than their original pro rata shares shall be entitled to purchase the remaining aggregate amount of the First Lien Obligations each pro rata based on the percentage that the amount by which its purchase offer exceeded its original pro rata share of the First Lien Obligations is of the aggregate of the amounts, if any, by which the purchase offers of all such Second Lien Claimholders exceeded their original pro rata shares of the First Lien Obligations. The amount of purchased First Lien Obligations to be allocated to each such Second Lien Claimholder shall be determined by the Second Lien Agent on the basis set forth above. In the event that the amount of First Lien Principal Obligations that Second Lien Claimholders elect to purchase pursuant to this SECTION 5.7 is less than all of the First Lien Principal Obligations (a "PURCHASE SHORTFALL"), then the option set forth in this SECTION 5.7 (including with respect to options that have been exercised) with respect to the Purchase Option Event Notice so delivered shall expire (but without prejudice to such Second Lien Claimholder's rights in respect of such Purchase Option Event under
SECTION 5.7(G) if the Purchase Date shall not have occurred). This SECTION 5.7 shall remain in effect for any subsequent Purchase Option Event.

                  (e) No later than the fourth Business Day prior to the proposed Purchase Date, the First Lien Agent shall deliver to the Second Lien Agent a definitive statement (the "PAY-OFF STATEMENT") of the aggregate amount of First Lien Obligations reasonably estimated to be outstanding and accrued and unpaid as at the proposed Purchase Date, which Pay-Off Statement shall specify the complete wire transfer instructions for payment to the First Lien Agent for the account of the First Lien Claimholders by the purchasing Second Lien Claimholders of the purchase price for the First Lien Obligations, and shall specify the aggregate reasonably estimated amount thereof at such proposed Purchase Date constituting (i) outstanding First Lien Principal Obligations,
(ii) accrued, unpaid First Lien Ancillary Obligations and (iii) the aggregate accrued, unpaid amount of each category of First Lien Ancillary Obligations (interest, fees, out of pocket expenses (including estimated attorney's fees (determined based on standard hourly rates of, and hours actually worked by, such attorneys and reimbursable by Grantor under the terms of the First Lien Documents) and disbursements through the Purchase Date) and other amounts by category).

                  (f) The Second Lien Agent shall promptly (but no later than one Business Day after the later of (x) the Cut-Off Date and (y) date of receipt of the Pay-Off Statement) notify, in writing, (i) the First Lien Agent either (A) of the irrevocable Purchase Commitments of Second Lien Claimholders to purchase, in the aggregate, all of the First Lien Obligations pursuant hereto on the proposed Purchase Date and specifying the percentage of such outstanding First Lien Obligations being purchased by each Second Lien Claimholder delivering an effective Purchase Commitment (as to each such Second Lien Claimholder, its "PURCHASE PERCENTAGE") (such notice, the "PURCHASE NOTICE"), or
(B) that a Purchase Shortfall has occurred and that the purchase option hereunder with respect to the then-effective Purchase Option Event Notice has expired, as applicable, and (ii) each such Second Lien Claimholder (A) of the amount of First Lien Obligations it is required to purchase pursuant to its irrevocable Purchase Commitment, together with a copy of the Pay-Off Statement or (B) as provided in clause (i)(B) above, as applicable. Any Purchase Notice sent by the Second Lien Agent on behalf of the Second Lien Claimholders to the First Lien Agent shall be irrevocable. Upon the First Lien Agent's receipt of the Purchase Notice, the First Lien Agent and the First Lien Claimholders shall not thereafter effect any acceleration of the First Lien Obligations or commence any Enforcement Action (or continue to pursue any Enforcement Action) upon or with respect to the Common Collateral.

                  (g) Notwithstanding anything to the contrary contained elsewhere herein, if a Purchase Option Event shall have occurred and a Purchase Shortfall shall occur with respect to the Purchase Option Event Notice relating to such Purchase Option Event:

                           (i) At the written request of one or more Second Lien Claimholders to the Second Lien Agent following a Purchase Shortfall with respect to any Purchase Option Event Notice, the Second Lien Agent shall request that the First Lien Agent deliver to the Second Lien Agent, and within five Business Days of such request the First Lien Agent shall deliver to the Second Lien Agent, a statement specifying (i) the estimated aggregate amount of First Lien Obligations outstanding on the date of such request, (ii) the aggregate unpaid amount of First Lien Principal Obligations outstanding on the date of such request, (iii) the estimated aggregate amount of First Lien Ancillary Obligations outstanding on the date of such request, and (iv) the estimated aggregate accrued, unpaid amount of each category of First Lien Ancillary Obligations outstanding on the date of such request. No more than two requests for statements may be made by the Second Lien Agent to the First Lien Agent in respect of any Purchase Option Event following a Purchase Shortfall in respect thereof. Upon receipt by the Second Lien Agent from the First Lien Agent of such statement, the Second Lien Agent shall promptly forward to the all the Second Lien Claimholders a copy of such statement.

                           (ii) One or more Second Lien Claimholders shall have the right at any time after such Purchase Option Shortfall to purchase all, but not less than all, of the then outstanding First Lien Obligations in accordance with the provisions set forth hereinbelow by delivering to the Second Lien Agent Purchase Commitment(s) providing in the aggregate for the purchase of all, but not less than all, of such then outstanding First Lien Obligations pursuant to this
                                    SECTION 5.7 and specifying the Purchase
                                    Percentage of such outstanding First Lien
                                    Obligations being purchased by each such Second Lien Claimholder (which commitments shall be irrevocable if the conditions to consummation of the closing of the purchase are satisfied) and specifying the proposed Purchase Date for the consummation of such purchase (which Purchase Date shall be not less than six Business Days, nor more than 10 Business Days, after the date the Second Lien Agent receives such Purchase Commitment(s)), and the Second Lien Agent shall within one Business Day after its receipt thereof deliver a Purchase Notice in respect of such Purchase Commitment(s) and notice of such proposed Purchase Date to the First Lien Agent.

Upon the First Lien Agent's receipt of the Purchase Notice, the First Lien Agent and the First Lien Claimholders shall not thereafter effect any acceleration of the First Lien Obligations or commence any Enforcement Action (or continue to pursue any Enforcement Action) upon or with respect to the Common Collateral. No later than the fourth Business Day prior to the proposed Purchase Date, the First Lien Agent shall deliver to the Second Lien Agent a definitive Pay-Off Statement of the aggregate amount of First Lien Obligations reasonably estimated to be outstanding and accrued and unpaid as at the proposed Purchase Date, containing the information provided for in SECTION 5.7(E) and specifying the wire transfer information for payment of the purchase price for the First Lien Obligations. The Second Lien Agent shall within one Business Day forward a copy of such Pay-Off Statement to each Second Lien Claimholder that shall have delivered an effective Purchase Commitment.

                  (h) On the Purchase Date specified in any applicable Purchase Notice, the First Lien Agent and First Lien Claimholders shall, subject to any required approval of any court or other regulatory or Governmental Authority then in effect, if any, sell to the Second Lien Claimholders who have exercised their purchase option as provided above all of the First Lien Obligations. On such Purchase Date, each of the Second Lien Claimholders exercising the purchase option hereunder, severally, shall pay to the First Lien Agent, for the benefit of the First Lien Agent and First Lien Claimholders, in immediately available funds its Purchase Percentage of the full amount (at par and without premium) of all First Lien Principal Obligations then outstanding together with all accrued, unpaid Ancillary First Lien Obligations, all in the amounts specified in the Pay-Off Statement (reduced, however, by the amount of any payment or reimbursement in respect thereof not reflected in the Pay-Off Statement). To the extent that the actual aggregate outstanding amount of First Lien Obligations outstanding on the Purchase Date is less than the aggregate amount specified in the Pay-Off Statement, the First Lien Agent and the First Lien Claimholders shall promptly cause such excess amount to be refunded to the purchasing Second Lien Claimholders (pro rata based on the respective Purchase Percentages of the First Lien Obligations purchased by them).

         Such purchase price shall be remitted by wire transfer in federal funds to such bank account of the First Lien Agent as the First Lien Agent shall have specified in writing to the Second Lien Agent in the Pay-Off Statement for such purpose. Interest shall be calculated to but excluding the Business Day on which such purchase and sale shall occur if the amounts so paid by the purchasing Second Lien Claimholders to the bank account designated by the First Lien Agent are received in such bank account prior to 2:00 p.m., New York City time and interest shall be calculated to and including such Business Day if the amounts so paid by such Persons to the bank account designated by the First Lien Agent are received in such bank account later than 2:00 p.m., New York City time.

                  (i) Any purchase pursuant to the purchase option set forth in this SECTION 5.7 shall be expressly made without representation or warranty of any kind by the First Lien Agent or the First Lien Claimholders, as to the First Lien Obligations, the Common Collateral or otherwise, and without recourse to the First Lien Agent and the First Lien Claimholders, except that First Lien Agent and each First Lien Claimholder, as to itself only, shall represent and warrant as set forth in Section 7 of the Assignment and Acceptance Agreement to be entered into as provided herein in connection with such purchase.

                  (j) Upon notice to the Company that the purchase of First Lien Obligations pursuant to this SECTION 5.7 has been consummated by delivery of the purchase price to the First Lien Agent, each Grantor shall treat the applicable Second Lien Claimholders as holders of the First Lien Obligations, and such Person as the Second Lien Claimholders acquiring a majority in amount of the First Lien Principal Obligations shall have appointed to act in such capacity as the "agent" or "administrative agent" (or analogous capacity) under the First Lien Documents, for all purposes hereunder and under each First Lien Document (it being agreed that the Second Lien Agent shall have no obligation to act as Replacement First Lien Agent). In connection with any purchase of First Lien Obligations pursuant to this SECTION 5.7, each First Lien Claimholder agrees to enter into and deliver to the purchasing Second Lien Claimholders on the Purchase Date, as a condition to closing, an Assignment and Acceptance Agreement substantially in the form attached hereto as EXHIBIT A (the bracketed provisions therein to be appropriately modified to reflect the terms of the First Lien Documents and the then existing First Lien Obligations) (an "ASSIGNMENT AND ACCEPTANCE AGREEMENT") and, at the expense of Grantor, First Lien Agent and each other First Lien Claimholder shall (and shall cause each Person acting on behalf of any of the foregoing, as agent, bailee or otherwise,
to) deliver all First Lien Pledged Collateral (if any), together with any necessary endorsements and other documents (including any applicable stock powers or bond powers), then in its possession or in the possession of its agent or bailee, or turn over control as to any First Lien Pledged Collateral for which it or its agent or bailee then has control, as the case may be, to the Replacement First Lien Agent and otherwise take such actions as may be appropriate to effect an orderly transition to the Replacement First Lien Agent.

Section 6         INSOLVENCY PROCEEDINGS.

         6.1 FINANCE AND SALE ISSUES. If Grantor shall become subject to a case under the Bankruptcy Code and if, as debtor-in-possession, Grantor moves for approval of a DIP Financing (i) to be provided in good faith by the First Lien Agent or any First Lien Claimholders and that provides for a DIP Financing in equivalent amounts (but in no event in an aggregate principal amount that, together with the aggregate amount of First Lien Principal Obligations outstanding after giving effect to the application of proceeds of such DIP Financing, would exceed $10,000,000), and at pricing levels (including fees, interest rate and other costs) and on other terms and conditions (including representations, warranties, covenants and events of default) no less favorable to Grantor than that then reasonably obtainable from other Persons, the Second Lien Agent and each Second Lien Claimholder agree that no objection will be raised by the Second Lien Agent or such Second Lien Claimholder to such DIP Financing, provided that the aggregate principal amount thereof, together with the aggregate amount of First Lien Principal Obligations outstanding after giving effect to the application of proceeds of such DIP Financing, shall not exceed $10,000,000 at any time outstanding or (ii) to be provided in good faith by the Second Lien Agent or any Second Lien Claimholders, which DIP Financing does not provide for or have the benefit of any priming Lien having priority over the Liens in favor of the First Lien Agent or the First Lien Claimholders in the Common Collateral.

         6.2 RELIEF FROM THE AUTOMATIC STAY. Until the Discharge of First Lien Obligations has occurred, the Second Lien Agent, on behalf of itself and the Second Lien Claimholders, agrees that none of them shall seek relief from the automatic stay or any other stay in respect of the Common Collateral in any Insolvency Proceeding, if such request for relief would be effective prior to the expiration of the Standstill Period, without the prior written consent of the First Lien Agent.

         6.3 ADEQUATE PROTECTION. Nothing in this Agreement shall affect the rights of any party hereto to seek adequate protection or, except as otherwise provided herein, the rights of any party hereto to object to any motion of any other party hereto seeking adequate protection; provided, that the seeking of such adequate protection does not violate, and is not otherwise inconsistent with, the agreements set forth in SECTION 6.1 above or elsewhere in this SECTION 6.3. The Second Lien Agent, on behalf of itself and the other Second Lien Claimholders, agrees that none of them shall contest (or support any other Person contesting) (a) any request by the First Lien Agent or the other First Lien Claimholders for adequate protection in respect of their Liens on Common Collateral or (b) any objection by the First Lien Agent or the other First Lien Claimholders to any motion, relief, action or proceeding based on the First Lien Agent or the other First Lien Claimholders claiming a lack of adequate protection in respect of their Liens on Common Collateral. Notwithstanding the foregoing, in any Insolvency Proceeding, (i) if First Lien Claimholders (or any subset thereof) are granted adequate protection in respect of their Liens on Common Collateral in the form of additional collateral in connection with any DIP Financing or use of cash collateral under Section 363 or
Section 364 of Title 11 of the Bankruptcy Code or any similar Bankruptcy Law, then the Second Lien Agent, on behalf of itself or any of the other Second Lien Claimholders, may seek or request adequate protection in respect of their Liens on Common Collateral in the form of a replacement Lien on such additional collateral, which Lien hereby is and shall be deemed to be subordinated to the Liens securing the First Lien Obligations on the same basis as the other Liens on Common Collateral securing the Second Lien Obligations hereby are and shall be deemed to be so subordinated to the Liens on Common Collateral securing the First Lien Obligations under this Agreement, and (ii) in the event the Second Lien Agent, on behalf of itself and the other Second Lien Claimholders, seeks or requests adequate protection in respect of their Liens on Common Collateral and such adequate protection is granted in the form of additional collateral, then the Second Lien Agent, on behalf of itself and each of the other Second Lien Claimholders, agrees that (x) the Second Lien Agent shall have the right to request that it be granted a senior Lien on such additional collateral as security for the First Lien Obligations and (y) any Lien on such additional collateral securing the Second Lien Obligations shall be subordinated to the Liens granted on such collateral securing the First Lien Obligations on the same basis as the other Liens on Common Collateral securing the Second Lien Obligations are so subordinated to the Liens on Common Collateral securing such First Lien Obligations under this Agreement.

         6.4 NO WAIVER. Subject to SECTION 2.2 and SECTION 6.3, and subject to, and except with respect to actions contemplated by, SECTION 6.3, SECTION 6.7 and SECTION 3.1(A)(I) and any other action by the Second Lien Agent or any of the Second Lien Claimholders expressly permitted by this Agreement, and the proviso in clause (ii) of SECTION 3.1(A), nothing contained herein shall prohibit or in any way limit the First Lien Agent or any First Lien Claimholder from objecting in any Insolvency Proceeding or otherwise to any action taken by the Second Lien Agent or any of the Second Lien Claimholders.

         6.5 AVOIDANCE ISSUES. If any First Lien Claimholder is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of Grantor any amount (a "RECOVERY"), then such First Lien Claimholders shall be entitled to a reinstatement of the relevant First Lien Obligations with respect to all such recovered amounts. If any Second Lien Claimholder is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of Grantor any amount, then such Second Lien Claimholders shall be entitled to a reinstatement of the relevant Second Lien Obligations with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect as at the time of such Recovery, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

         6.6 REORGANIZATION SECURITIES. If, in any Insolvency Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor of the type expressly included in the Common Collateral (but not property not included in the Common Collateral) are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of First Lien Obligations and on account of Second Lien Obligations, then, to the extent the debt obligations distributed on account of the First Lien Obligations and on account of the Second Lien Obligations are secured by Liens upon the same property of the type expressly included in the Common Collateral (but not property not included in the Common Collateral), the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens upon such same property of the type expressly included in the Common Collateral (but not property not included in the Common Collateral) securing such debt obligations.

         6.7      POST-PETITION INTEREST.

                  (a) Neither the Second Lien Agent nor any Second Lien Claimholder shall oppose or seek to challenge any claim by the First Lien Agent or any First Lien Claimholder for allowance in any Insolvency Proceeding of First Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the valid and perfected Liens of the First Lien Agent on behalf of the First Lien

Claimholders securing the First Lien Obligations (to the extent the First Lien Claimholders are entitled to such interest, fees, and expenses pursuant to the First Lien Documents), without regard to the existence of the Lien of the Second Lien Agent on behalf of the Second Lien Claimholders on the Common Collateral.

                  (b) Neither the First Lien Agent nor any other First Lien Claimholder shall oppose or seek to challenge any claim by the Second Lien Agent or any Second Lien Claimholder for allowance in any Insolvency Proceeding of Second Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the valid and perfected Liens of the Second Lien Agent on behalf of the Second Lien Claimholders securing the Second Lien Obligations (to the extent the Second Lien Claimholders are entitled to such interest, fees, and expenses pursuant to the Second Lien Documents) after taking into account the First Lien Obligations secured by a Lien on the Common Collateral.

         6.8 WAIVER. The Second Lien Agent, for itself and on behalf of the Second Lien Claimholders, waives any claim it may hereafter have against any First Lien Claimholder arising out of the election of any First Lien Claimholder of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any cash collateral or financing arrangement or out of any grant of a security interest in connection with the Common Collateral in any Insolvency Proceeding (except as otherwise provided in this Agreement).

Section 7         RELIANCE; WAIVERS; ETC.

         7.1 RELIANCE. Other than any reliance on the terms of this Agreement, the First Lien Agent, on behalf of itself and the First Lien Claimholders under its First Lien Documents, acknowledges that it and such First Lien Claimholders have, independently and without reliance on the Second Lien Agent or any Second Lien Claimholders, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into such First Lien Documents and be bound by the terms of this Agreement, and they will continue to make their own credit decision in taking or not taking any action under the First Lien Documents or this Agreement. The Second Lien Agent, on behalf of itself and the Second Lien Claimholders, acknowledges that it and the Second Lien Claimholders have, independently and without reliance on the First Lien Agent or any First Lien Claimholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the Second Lien Documents and be bound by the terms of this Agreement, and they will continue to make their own credit decision in taking or not taking any action under the Second Lien Documents or this Agreement.

         7.2 NO WARRANTIES OR LIABILITY. The First Lien Agent, on behalf of itself and the First Lien Claimholders under its First Lien Documents, acknowledges and agrees that each of the Second Lien Agent and the Second Lien Claimholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the First Lien Documents, the Second

Lien Documents, the ownership of any Common Collateral or the perfection or priority of any Liens thereon. The Second Lien Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under the Second Lien Documents in accordance with applicable law and as they may otherwise, in their sole discretion, deem appropriate, consistent with the terms of this Agreement. The Second Lien Agent, on behalf of itself and the Second Lien Claimholders, acknowledges and agrees that the First Lien Agent and the First Lien Claimholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the First Lien Documents, the Second Lien Documents, the ownership of any Common Collateral or the perfection or priority of any Liens thereon. The First Lien Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under their respective First Lien Documents in accordance with applicable law and as they may otherwise, in their sole discretion, deem appropriate, consistent with the terms of this Agreement. The Second Lien Agent and the Second Lien Claimholders shall have no duty to the First Lien Agent or any of the First Lien Claimholders, and the First Lien Agent and the First Lien Claimholders shall have no duty to the Second Lien Agent or any of the Second Lien Claimholders, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with any Grantor (including the First Lien Documents and the Second Lien Documents), regardless of any knowledge thereof which they may have or be charged with. If the First Lien Agent or any First Lien Claimholder shall honor or fail to honor a request by any Grantor for a loan, advance or other financial accommodation under the First Lien Documents, whether or not the First Lien Agent or any First Lien Claimholder has knowledge that the honoring or dishonoring of such request would result in an event of default, or act, condition or event which with notice or passage of time or both would constitute an event of default, under the Second Lien Documents, the First Lien Agent and the other First Lien Claimholders shall not have any liability whatsoever to the Second Lien Agent or the other Second Lien Claimholders as a result thereof and, without limiting the generality of the foregoing, the Second Lien Agent and the Second Lien Claimholders agree that the First Lien Agent and the First Lien Claimholders shall not have any liability for tortious interference with contractual relations or for inducement to breach any contract of the Second Lien Agent and the other Second Lien Claimholders, but without prejudice to the express rights of the Second Lien Agent and the Second Lien Claimholders under this Agreement. If the Second Lien Agent shall honor or fail to honor a request by any Debtor for a loan, advance or other financial accommodation under Second Lien Documents, whether or not the Second Lien Agent has knowledge that the honoring or dishonoring of such request would result in an event of default, or act, condition or event which with notice or passage of time or both would constitute an event of default, under the First Lien Documents, the Second Lien Agent and the other Second Lien Claimholders shall not have any liability whatsoever to the First Lien Agent and the other First Lien Claimholders as a result of thereof and, without limiting the generality of the foregoing, the First Lien Agent and the First Lien Claimholders agree that the Second Lien Agent and the Second Lien Claimholders shall not have any liability for tortious interference with contractual relations or for inducement to breach any contract of the First Lien Agent and the other First Lien Claimholders, but without prejudice to the express rights of the First Lien Agent and the First Lien Claimholders under this Agreement.

         7.3      NO WAIVER OF LIEN PRIORITIES.

                  (a) The Second Lien Agent, on behalf of itself and the Second Lien Claimholders, agrees that the First Lien Claimholders and the First Lien Agent shall have no liability to the Second Lien Agent or any Second Lien Claimholders, and the Second Lien Agent, on behalf of itself and the Second Lien Claimholders, hereby waives any claim against any First Lien Claimholder or the First Lien Agent, arising out of any and all actions which the First Lien Claimholders or the First Lien Agent may take or permit or omit to take in respect of the First Lien Obligations and the First Lien Collateral in a manner not inconsistent with the provisions of this Agreement or applicable law with respect to: (i) the First Lien Documents, (ii) the collection of the First Lien Obligations or (iii) the foreclosure upon, or sale, liquidation or other disposition of, any First Lien Collateral. The Second Lien Agent, on behalf of itself and the Second Lien Claimholders, agrees that the First Lien Claimholders and the First Lien Agent have no duty to them in respect of the maintenance or preservation of the First Lien Collateral except to the extent expressly provided in SECTION 5.5; and

                  (b) The Second Lien Agent, on behalf of itself and the Second Lien Claimholders, agrees not to assert and hereby waives, to the fullest extent permitted by law (and except for rights provided for in this Agreement, and the assertion thereof), any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Common Collateral or any other similar rights a junior secured creditor may have under applicable law.

                  (c) No right of the First Lien Claimholders, the First Lien Agent, the Second Lien Claimholders or the Second Lien Agent, or any of them to enforce any provision of this Agreement shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any other Grantor, or by the noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the First Lien Documents or any of the Second Lien Documents, regardless of any knowledge thereof which the First Lien Claimholders, First Lien Agent, Second Lien Claimholders or Second Lien Agent, or any of them, may have or otherwise be charged with.

         7.4 OBLIGATIONS UNCONDITIONAL. All rights, interests, agreements and obligations of the First Lien Agent and the First Lien Claimholders and the Second Lien Agent and the Second Lien Claimholders, respectively, hereunder shall remain in full force and effect irrespective of:

                  (a) any lack of validity or enforceability of any provision of any First Lien Document or any Second Lien Document;

                  (b) except as otherwise provided in this Agreement (including SECTION 5.4), any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Lien Obligations or Second Lien Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any First Lien Document or any Second Lien Document;

                  (c) except as otherwise provided in, and subject to, this Agreement (including SECTION 5.4), any exchange of any security interest in any Common Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Lien Obligations or Second Lien Obligations or any guarantee thereof;

                  (d) the commencement of any Insolvency Proceeding in respect of Grantor; or

                  (e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, Grantor in respect of the First Lien Obligations, or of the Second Lien Agent or any Second Lien Claimholder in respect of this Agreement.

Section 8         MISCELLANEOUS.

         8.1 CONFLICTS. In the event of any conflict between the provisions of this Agreement and the provisions of the First Lien Documents or the Second Lien Documents, the provisions of this Agreement shall govern and control.

         8.2 EFFECTIVENESS; CONTINUING NATURE OF THIS AGREEMENT; SEVERABILITY. This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement of lien subordination and the First Lien Claimholders may continue, at any time and without notice to the Second Lien Agent or any Second Lien Claimholder, to extend credit and other financial accommodations and lend monies to or for the benefit of Grantor constituting First Lien Obligations in reliance hereon (except to the extent otherwise limited or prohibited by this Agreement). The Second Lien Agent, on behalf of itself and the Second Lien Claimholders, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency Proceeding. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references to Grantor shall include each Grantor individually, and each such Grantor as debtor and debtor-in-possession and any receiver or trustee for such Grantor (as the case may be) in any Insolvency Proceeding. This Agreement shall terminate and be of no further force and effect, (i) with respect to the Second Lien Agent, the Second Lien Claimholders and the Second Lien Obligations, upon the later of (1) the date upon which the First Lien Agent and the First Lien Claimholders shall have complied with their agreements set forth in SECTION 5 hereof, and (2) the first Business Day after the date of Discharge of First Lien Obligations, subject to the rights of the First Lien Claimholders under SECTION 6.5.

         8.3 AMENDMENTS; WAIVERS. No amendment, modification or waiver of any of the provisions of this Agreement by the Second Lien Agent or the First Lien Agent shall be deemed to be made unless the same shall be in writing signed by the First Lien Agent and the Second Lien Agent or its authorized agent, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the party making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Notwithstanding the foregoing, neither any Grantor nor any other Person (other than First Lien Agent, on behalf of itself and the other First Lien Claimholders, and Second Lien Agent, on behalf of itself and the other Second Lien Claimholders) shall have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement.

         8.4 INFORMATION CONCERNING FINANCIAL CONDITION OF THE COMPANY AND ITS SUBSIDIARIES. The First Lien Agent and the First Lien Claimholders, on the one hand, and the Second Lien Agent and the Second Lien Claimholders, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of the Company and its Subsidiaries and all endorsers and/or guarantors of the First Lien Obligations or the Second Lien Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the First Lien Obligations or the Second Lien Obligations. The First Lien Agent and the First Lien Claimholders shall have no duty to advise the Second Lien Agent or any Second Lien Claimholder, and the Second Lien Agent and the Second Lien Claimholders shall have no duty to advise the First Lien Agent or any First Lien Claimholder, of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the First Lien Agent or any of the First Lien Claimholders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Second Lien Agent or any Second Lien Claimholder, it or they shall be under no obligation (w) to make, and the First Lien Agent and the First Lien Claimholders shall not be deemed to make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information which such party wishes to maintain confidential or is otherwise required to maintain confidential. In the event the Second Lien Agent or any of the Second Lien Claimholders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the First Lien Agent or any First Lien Claimholder, it or they shall be under no obligation (w) to make, and the Second Lien Agent and the Second Lien Claimholders shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

         8.5 SUBROGATION. The Second Lien Agent, on behalf of itself and the Second Lien Claimholders, hereby agrees that it will not exercise any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First Lien Obligations has occurred.

         8.6 APPLICATION OF PAYMENTS; ETC. All payments received by the First Lien Agent or the First Lien Claimholders may be applied, reversed and reapplied, in whole or in part, to such part of the First Lien Obligations as is provided for in the First Lien Documents, PROVIDED, however, that for purposes of this Agreement, including any determination of whether the Discharge of First Lien Obligations has occurred, the provisions of SECTION 4.1 shall govern. Without prejudice to the rights of the Second Lien Agent and the Second Lien Claimholders hereunder, including their rights and remedies upon expiration of the Standstill Period as provided in SECTION 3.1(A)(I), and subject to and except as other provided in SECTION 5.1(A), the Second Lien Agent, on behalf of itself and the Second Lien Claimholders, assents to any substitution, exchange or release of any collateral which may at any time secure any part of the First Lien Obligations (without prejudice to the Liens and other rights therein of the Second Lien Agent and the Second Lien Claimholders) and to the addition of any other Person primarily or secondarily liable therefor.

         8.7 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER FIRST LIEN DOCUMENT, ANY OTHER SECOND LIEN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         8.8 NOTICES. All notices to the Second Lien Claimholders and the First Lien Claimholders permitted or required under this Agreement shall also be sent to the Second Lien Agent and the First Lien Agent, respectively. Unless otherwise specifically provided herein, any notice hereunder shall be in writing and may be personally served or sent by facsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of facsimile or telex or PDF (portable document format) email attachment, or three

Business Days after depositing it in the United States mail with postage prepaid, and in each case properly addressed. For the purposes hereof, the addresses of the parties hereto shall be as set forth in the First Lien Financing Agreement or Second Lien Financing Agreements, as applicable, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

         8.9      GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.

                  (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York. Each party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment relating thereto, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement, any other First Lien Document or any other Second Lien Document shall affect any right that any First Lien Claimholder or Second Lien Claimholder may otherwise have to bring any action or proceeding relating to this Agreement, any other First Lien Document or any other Second Lien Document against Grantor or any of their respective properties in the courts of any jurisdiction.

                  (b) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, any other First Lien Document or any other Second Lien Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in SECTION 8.8. Nothing in this Agreement, any other First Lien Document or any Second Lien Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

         8.10 BINDING ON SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the First Lien Agent, the First Lien Claimholders, the Second Lien Agent, the Second Lien Claimholders, Grantor and their respective successors and assigns.

         8.11     SPECIFIC PERFORMANCE.

                  (a) Subject to PARAGRAPH (B) below, neither the First Lien Agent nor the Second Lien Agent may demand specific performance of this Agreement.

                  (b) The Second Lien Agent may demand specific performance of the First Lien Agent's duties, as bailee and agent for perfection under
SECTION 5.5 hereof, to hold items of Common Collateral for the benefit of the Second Lien Agent and to turn them over to the Second Lien Agent upon the terms and conditions described therein, and waives no defense relating to or in furtherance of such demand for specific performance. The First Lien Agent may demand specific performance of the Second Lien Agent's duties, as bailee and agent for perfection under SECTION 5.5 hereof, to hold items of Common Collateral for the benefit of the First Lien Agent and to turn them over to the First Lien Agent upon the terms and conditions described therein, and waives no defense relating to or in furtherance of such demand for specific performance.

         8.12 HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         8.13 COUNTERPARTS. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by facsimile or by PDF (portable document format) email attachment shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.

         8.14 AUTHORIZATION. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement, in the case of the First Lien Agent, on behalf of the First Lien Lenders and, in the case of the Second Lien Agent, on behalf of the Second Lien Lenders.

         8.15 PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS; NO THIRD PARTY BENEFICIARIES. This Agreement and the rights and benefits hereunder shall inure to the benefit of each of the First Lien Claimholders and the Second Lien Claimholders and their respective successors and assigns. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Lien Agent and the other First Lien Claimholders on the one hand and the Second Lien Agent and the other Second Lien Claimholders on the other hand. Neither any Grantor nor any other Person other than the First Lien Agent and the other First Lien Claimholders and the Second Lien Agent and the other Second Lien Claimholders shall have or be entitled to assert rights or benefits hereunder or rely on the provisions hereof, and neither any Grantor nor any debtor in possession, trustee, receiver or similar Person in respect thereof, shall have or be entitled to assert rights or benefits hereunder in any capacity as a successor, transferee or assignee of a First Lien Claimholder or Second Lien Claimholder. Nothing in this Agreement is intended to or shall impair the obligations of Grantor, which are absolute and unconditional, to pay the First Lien Obligations and the Second Lien Obligations as and when the same shall become due and payable in accordance with their terms.



                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                             NEXT VIEW PARTNERS, LLC, as First
                                             Lien Agent,


                                             By:     /S/ STEWART R. FLINK
                                                   -----------------------------
                                                   Name:  Stewart R. Flink
                                                   Title: Manager


                                 ACKNOWLEDGMENT

STATE OF ILLINOIS  )
COUNTY OF LAKE     )

         Before me, KAREN P. WALANKA, a Notary Public of said County and State, personally appeared STEWART FLINK, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be ______________ of Next View Partners, LLC, a _____________ limited liability company, the within named bargainor, and that he as such ___________________, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the his name as a _____________.

         Witness my hand and seal, at Office in DEERFIELD, IL this 26 day of MARCH, 2009.
                                                      /S/ KAREN P. WALANKA
                                             -----------------------------------
                                             Notary Public

                                             My Commission Expires:     4/27/12
                                                                   -------------

                                             WELLS FARGO BANK, N.A.,
                                             as Trustee and Second Lien Agent


                                             By:   /S/ MARTIN REED
                                                   -----------------------------
                                                   Name:  Martin Reed
                                                   Title: Vice President


                                 ACKNOWLEDGMENT

STATE OF New York   )
COUNTY OF Kings     )

         Before me, DONNY TONG, a Notary Public of said County and State, personally appeared MARTIN REED, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be VICE PRESIDENT of Wells Fargo
Bank, N.A., a national banking association, the within named bargainor, and that he as such VICE PRESIDENT, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the his name as a VICE PRESIDENT.

         Witness my hand and seal, at Office in NEW YORK, this 31ST day of MARCH, 2009.
                                                      /S/ DONNY TONG
                                             -----------------------------------
                                             Notary Public

                  My Commission Expires:
                                        -------------------------------

Acknowledged and agreed:

NATIONAL COAL CORPORATION,
as Debtor

By:    /S/ MICHAEL R. CASTLE
     ----------------------------------------
     Name:  Michael R. Castle
     Title: Sr. Vice President & CFO


NATIONAL COAL CORP.,
as Guarantor

By:    /S/ MICHAEL R. CASTLE
     ----------------------------------------
     Name:  Michael R. Castle
     Title: Sr. Vice President & CFO


JACKSBORO COAL COMPANY, INC.,
as Guarantor


By:    /S/ MICHAEL R. CASTLE
     ----------------------------------------
     Name:  Michael R. Castle
     Title: Sr. Vice President & CFO


NC RAILROAD, INC.,
as Guarantor


By:    /S/ MICHAEL R. CASTLE
     ----------------------------------------
     Name:  Michael R. Castle
     Title: Secretary

                                 ACKNOWLEDGMENTS

STATE OF TENNESSEE    )
COUNTY OF KNOX        )


         Before me, PAMELA G. STILES, a Notary Public of said County and State, personally appeared MICHAEL R. CASTLE, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be SR. VP & CFO of National Coal Corporation, a Tennessee corporation, the within named bargainor, and that he as such SR. VP & CFO, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the his name as a SR. VP & CFO.

         Witness my hand and seal, at Office in TENNESSEE, this 25TH day of MARCH, 2009.


                                                      /S/ PAMELA G. STILES
                                             -----------------------------------
                                             Notary Public

                           My Commission Expires:    MAY 25, 2009
                                                 -------------------------------



STATE OF TENNESSEE    )
COUNTY OF KNOX        )


         Before me, PAMELA G. STILES, a Notary Public of said County and State, personally appeared MICHAEL R. CASTLE, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be SR. VP & CFO of National Coal Corp., a Florida corporation, the within named bargainor, , and that he as such SR. VP & CFO, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the his name as a SR. VP & CFO.

         Witness my hand and seal, at Office in TENNESSEE, this 25TH day of MARCH, 2009.


                                                      /S/ PAMELA G. STILES
                                             -----------------------------------
                                             Notary Public

                           My Commission Expires:    MAY 25, 2009
                                                 -------------------------------

                                 ACKNOWLEDGMENT

STATE OF TENNESSEE   )
COUNTY OF KNOX       )


         Before me, PAMELA G. STILES, a Notary Public of said County and State, personally appeared MICHAEL R. CASTLE, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be SR. VP & CFO of Jacksboro Coal Company, Inc., a Tennessee corporation, the within named bargainor, , and that he as such SR. VP & CFO, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the his name as a SR. VP & CFO.

         Witness my hand and seal, at Office in TENNESSEE, this 25TH day of MARCH, 2009.


                                                      /S/ PAMELA G. STILES
                                             -----------------------------------
                                             Notary Public

                           My Commission Expires:    MAY 25, 2009
                                                 -------------------------------

STATE OF TENNESSEE   )
COUNTY OF KNOX       )


         Before me, PAMELA G. STILES, a Notary Public of said County and State, personally appeared MICHAEL R. CASTLE, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be SECRETARY of NC Railroad, Inc., a Tennessee corporation, the within named bargainor, and that he as such SECRETARY, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the his name as a SECRETARY.

         Witness my hand and seal, at Office in TENNESSEE, this 25TH day of MARCH, 2009.


                                                      /S/ PAMELA G. STILES
                                             -----------------------------------
                                             Notary Public

                           My Commission Expires:    MAY 25, 2009
                                                 -------------------------------

                                    EXHIBIT A
                                       to
                             INTERCREDITOR AGREEMENT


                       ASSIGNMENT AND ACCEPTANCE AGREEMENT



         This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "ASSIGNMENT AND ACCEPTANCE") dated as of _____________, 200_ is made between ________________________ ("ASSIGNOR") and ____________________ (individually, each an "ASSIGNEE PARTY" and collectively, "ASSIGNEE"). Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in that certain Intercreditor Agreement, dated as of ____________, 200_ (as amended, restated, supplemented or modified from time to time in accordance therewith, the "INTERCREDITOR AGREEMENT"), by and between NEXT VIEW PARTNERS, LLC, in its capacity as First Lien Agent, and WELLS FARGO BANK, N.A., in its capacity as Second Lien Agent.

                              W I T N E S S E T H:

         WHEREAS, as provided under the First Lien Financing Agreement, Assignor
(i) committed to extend credit to Borrower in an aggregate amount not to exceed $10,000,000, and (ii) made a loan to Borrower constituting First Lien Principal Obligations; and

         WHEREAS, pursuant to the provisions of the Intercreditor Agreement Assignor is required to assign to Assignee all rights and obligations of Assignor under the First Lien Financing Agreement in respect of [(i)] its share of the First Lien Principal Obligations, constituting the percentage (the "ASSIGNED PERCENTAGE") of the aggregate First Lien Principal Obligations set forth in Part A of SCHEDULE 1 hereto, in the amount set forth in Part B[-1] of
SCHEDULE 1 hereto (the "ASSIGNED OBLIGATIONS AMOUNT"), and of the First Lien Ancillary Obligations related thereto (such rights and obligations in respect of such share assigned hereunder, the "ASSIGNED OBLIGATIONS") [and (ii) its Revolving Loan Commitment under and as defined in the First Lien Financing Agreement, constituting the Assigned Percentage of the aggregate Revolving Loan Commitments, in the amount set forth in Part B-2 of SCHEDULE 1 hereto (the "ASSIGNED COMMITMENT AMOUNT") (such rights and obligations in respect of such Revolving Loan Commitment assigned hereunder, the "ASSIGNED COMMITMENT")], on the terms and subject to the conditions set forth herein and Assignee wishes to accept assignment of such rights and to assume such obligations from Assignor on such terms and subject to such conditions.

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

         2.       ASSIGNMENT AND ACCEPTANCE.

                  (a) Subject to the terms and conditions of this Assignment and Acceptance, Assignor hereby sells, transfers and assigns to Assignee, and Assignee hereby purchases, assumes and undertakes from Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance) (i) the Assigned Obligations [and the Assigned Commitment] and (ii) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the First Lien Financing Agreement and the other First Lien Documents, so that after giving effect thereto, the amount[s] of Assigned Obligations [and Assigned Commitment] of each Assignee Party shall be the product[s] of (x) the percentage set forth opposite such Assignee Party's name on Part C of SCHEDULE 1 hereto (such percentage, such Assignee Party's "PRO RATA SHARE") and (y) the Assigned Obligations Amount [or Assigned Commitment Amount, respectively].

                  (b) With effect on and after the Effective Date (as defined in SECTION 5 hereof), each Assignee Party shall be a party to the First Lien Financing Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the First Lien Financing Agreement, including the requirements concerning confidentiality and the payment of indemnification [, and its Revolving Loan Commitment under and as defined in the First Lien Financing Agreement prior to the Effective Date, if any, shall be increased in an amount equal to the product of (x) its respective Pro Rata Share and (y) the Assigned Commitment]. Each Assignee Party agrees that it will perform in accordance with their terms all of the obligations which by the terms of the First Lien Financing Agreement are required to be performed by it as a Lender. It is the intent of the parties hereto that the Revolving Loan Commitment of Assignor under and as defined in the First Lien Financing Agreement shall, as of the Effective Date, be reduced to zero and Assignor shall relinquish all its rights and be released from all its obligations under the First Lien Financing Agreement; PROVIDED that Assignor shall not relinquish its rights under the First Lien Financing Agreement, as provided therein, to the extent such rights relate to the time prior to the Effective Date.

         3. PAYMENTS. As consideration for the sale, assignment and transfer contemplated in SECTION 1 hereof, each Assignee Party shall pay to Assignor on the Effective Date in immediately available funds an amount equal to the product of (x) the amount set forth in Part D of SCHEDULE 1 hereto, representing the principal amount of all Assigned Obligations, purchased at par, including all documented principal, interest, fees, costs, charges and expenses, including reasonable attorneys' fees and legal expenses, and (y) a fraction equal to such Assignee Party's Pro Rata Share.

         4. REALLOCATION OF PAYMENTS. Any interest, fees and other payments accrued to the Effective Date with respect to the Assigned Obligations [and Assigned Commitment] shall be for the account of Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Obligations [and Assigned Commitment] shall be for the account of Assignee. Each of Assignor and Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

         5. INDEPENDENT CREDIT DECISION. Each Assignee Party acknowledges that it has received a copy of the First Lien Financing Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements of the Company and its Subsidiaries, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance and agrees that it will, independently and without reliance upon Assignor, First Lien Agent or any First Lien Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the First Lien Financing Agreement.

         6.       EFFECTIVE DATE; NOTICES.

                  (a) As between Assignor and Assignee, the effective date for this Assignment and Acceptance shall be _______________, 200_ (the "EFFECTIVE DATE"); PROVIDED that the following conditions precedent have been satisfied on or before the Effective Date:

                           (i)      this Assignment and Acceptance shall be
executed and delivered by Assignor and each Assignee Party and shall be recorded in the Register maintained by First Lien Agent;

                           (ii)     the consent of First Lien Agent (and so long
as no Event of Default or event of default shall have occurred and be continuing, the consent of [Administrative Borrower (as defined in the First Lien Financing Agreement)]) as required for an effective assignment of the Assigned Obligations [and Assigned Commitment] by Assignor to Assignee shall have been duly obtained and shall be in full force and effect as of the Effective Date;

                           (iii)    written notice of such assignment, together
with payment instructions, addresses and related information with respect to each Assignee Party, shall have been given to Borrower and First Lien Agent;

                           (iv)     each Assignee Party shall pay to Assignor
all amounts due to Assignor from such Assignee Party under this Assignment and Acceptance; and

                           (v)      each Assignee Party shall furnish cash
collateral to First Lien Agent in an amount equal to such Assignee Party's Pro Rata Share.

                           (vi)     Assignee shall reimburse First Lien Agent
and Assignor from time to time for any documented expense (including reasonable attorneys' fees and legal expenses) in connection with any commissions, fees, costs or expenses related to any checks or other payments provisionally credited to the Assigned Obligations [and Assigned Commitment] assigned hereby as to which the Assignor has not yet received final payment, to the extent not previously paid by Debtor and Guarantors.

                  (b) Promptly following the execution of this Assignment and Acceptance, Assignor shall deliver to Borrower and First Lien Agent, for acknowledgment by First Lien Agent, a Notice of Assignment in the form attached hereto as SCHEDULE 2.

         7.       REPRESENTATIONS AND WARRANTIES.

                  (a) Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any security interest, lien, encumbrance or other adverse claim, (ii) it is duly organized and existing and it has the full power, right and authority (A) to assign all of its right, title and interest in and to the Assigned Obligations [and all of its rights and obligations to and under the Assigned Commitment], and (B) to take, and it has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder, (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the First Lien Financing Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance, (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of Assignor, enforceable against Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

                  (b) Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the First Lien Financing Agreement or any of the other Financing Agreements or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the First Lien Financing Agreement or any other instrument or document furnished pursuant thereto. Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of Debtor, Guarantors or any of their respective Affiliates, or the performance or observance by Debtor, Guarantors or any other Person, of any of its respective obligations under the First Lien Financing Agreement or any other instrument or document furnished in connection therewith.

                  (c) First Lien Agent represents and warrants that the amount of the Assigned Obligations hereby assigned is as reflected in the books and records of the First Lien Agent (but without representation or warranty as to the collectability, validity or enforceability thereof) and is the aggregate amount of unpaid, outstanding First Lien Obligations owing by Debtor under the First Lien Documents on the Effective Date.

                  (d) Each Assignee Party represents and warrants, as to itself only, that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder, (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the First Lien Financing Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of such Assignee Party, enforceable against such Assignee Party in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights to general equitable principles.

         8. FURTHER ASSURANCES. Assignor and Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to Debtor or First Lien Agent, which may be required in connection with the assignment and assumption contemplated hereby.

         9. INDEMNIFICATION. Upon the Effective Date, each Assignee Party agrees to indemnify and hold First Lien Agent and Assignor harmless from and against all loss, cost, damage or expense (including reasonable attorneys' fees and legal expenses) suffered or incurred by First Lien Agent and Assignor to the extent arising from or attributable to acts or omissions of such Assignee Party, in respect of the Assigned Obligations [and Assigned Commitment] and the First Lien Financing Agreement and the other First Lien Documents, occurring after the Effective Date.

         10.      MISCELLANEOUS.

                  (a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other for further breach thereof.

                  (b) All payments made hereunder shall be made without any set-off or counterclaim.

                  (c) Assignor and each Assignee Party shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.

                  (d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                  (e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. Assignor and each Assignee Party each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in New York County, New York over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

                  (f) ASSIGNOR AND EACH ASSIGNEE PARTY EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE FIRST LIEN FINANCING AGREEMENT, ANY OF THE OTHER FIRST LIEN DOCUMENTS OR ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN).



                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, Assignor and each Assignee Party have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.

                                       [ASSIGNOR]

                                       By:
                                       -------------------------------------

                                       Title:
                                       -------------------------------------

                                       [ASSIGNEE PARTIES]

                                       By:
                                       -------------------------------------

                                       Title:
                                       -------------------------------------

                                       NEXT VIEW PARTNERS, LLC

                                       By:
                                       -------------------------------------

                                       Title:
                                       -------------------------------------

                                       CONSENTED TO:

                                       NATIONAL COAL CORPORATION

                                       By:
                                       -------------------------------------

                                       Title:
                                       -------------------------------------

                                   SCHEDULE 1



PART A - ASSIGNED PERCENTAGE

[--]%



PART B[-1] - ASSIGNED OBLIGATIONS AMOUNT

$[------------------]

[PART B-2 - ASSIGNED COMMITMENT AMOUNT

$[------------------]      ]



PART C - PRO RATA SHARES

ASSIGNEE PARTY                                               PERCENTAGE
[Name]                                                       [__]%
[Name]                                                       [__]%
[Name]                                                       [__]%



PART D - AGGREGATE PAYMENT AMOUNT

$[------------------]

                                   SCHEDULE 2
                       NOTICE OF ASSIGNMENT AND ACCEPTANCE



                                                                        __, 20__
Attn:
       ----------------------------
Re:
       ----------------------------

         Ladies and Gentlemen:

         NEXT VIEW PARTNERS, LLC, in its capacity as agent pursuant to the First Lien Financing Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as lenders (in such capacity, "AGENT"), and the financial institutions and other entities parties to the First Lien Financing Agreement as lenders (individually, each a "LENDER" and collectively, "LENDERS") have entered into financing arrangements pursuant to which Agent and Lenders will make loans and advances and provide other financial accommodations to National Coal Corporation, a Tennessee corporation ("BORROWER") as set forth in the First Lien Financing Agreement, dated April [__], 2009, by and among Borrower, the entities parties thereto as Guarantors, Agent and Lenders (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "FIRST LIEN FINANCING AGREEMENT"), and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto (all of the foregoing, together with the First Lien Financing Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "FINANCING AGREEMENTS"). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the First Lien Financing Agreement.

         1. We hereby give you notice of, and request your acknowledgement of, the assignment by __________________________ (the "ASSIGNOR") to
___________________________ (individually, each an "ASSIGNEE PARTY" and collectively, "ASSIGNEE") such that after giving effect to the assignment Assignee shall have its interest, if any, under the First Lien Financing Agreement increased by an amount equal to ________ (__%)(1) percent of the total Obligations [and Revolving Loan Commitments] pursuant to the Assignment and Acceptance Agreement attached hereto (the "ASSIGNMENT AND ACCEPTANCE"). [We understand that the Assignor's Commitment shall be reduced to zero.]

         2. Each Assignee Party agrees that, upon receiving the acknowledgement of Agent of such assignment, such Assignee Party will be bound by the terms of the First Lien Financing Agreement as fully and to the same extent as if such Assignee Party were the Lender originally holding such interest under the First Lien Financing Agreement.


----------
(1) This should equal the "Assigned Percentage" from Part A of Schedule 1.

         3. The following administrative details apply to Assignee:

                  I  (A)     Notice address:
                                              ------------------------------
                             Assignee Party name:
                                                   -------------------------
                             Address:
                                       -------------------------------------
                             Attention:
                                        ------------------------------------
                             Telephone:
                                        ------------------------------------
                             Telecopier:
                                          ----------------------------------


                     (B)     Payment instructions:
                                                    ------------------------
                             Account No.:
                                           ---------------------------------
                             At:
                                 -------------------------------------------
                             Reference:
                                         -----------------------------------
                             Attention:
                                         -----------------------------------


                 II  (A)     Notice address:
                                              ------------------------------
                             Assignee Party name:
                                                   -------------------------
                             Address:
                                       -------------------------------------
                             Attention:
                                        ------------------------------------
                             Telephone:
                                        ------------------------------------
                             Telecopier:
                                          ----------------------------------


                    (B)     Payment instructions:
                                                    ------------------------
                             Account No.:
                                           ---------------------------------
                             At:
                                 -------------------------------------------
                             Reference:
                                         -----------------------------------
                             Attention:
                                         -----------------------------------


You are entitled to rely upon the representations, warranties and covenants of each of Assignor and Assignee contained in the Assignment and Acceptance.

                                    EXHIBIT B

                    RECORDED FIRST LIEN COLLATERAL DOCUMENTS

TENNESSEE:

1.       Campbell County

         a. Fee and Leasehold Deed of Trust, Assignment of Leases and Subleases, Security Agreement, Fixture Filing and As-Extracted Collateral Filing dated as of _____________, 2009, by National Coal Corporation, Grantor, to Nancy W. Stabell, Esq., as Trustee, for the benefit of Next View Partners, LLC, as Collateral Agent, Beneficiary, of record in Book ____, page ____ in the Campbell County Register's Office;

         b. UCC-1 Financing Statement (covering as-extracted collateral), by National Coal Corporation, Debtor, in favor of Next View Partners, LLC, Secured Party, of record in Book ____, page ____ in the Campbell County Register's Office;

         c. UCC-1 Financing Statement (covering fixtures), by National Coal Corporation, Debtor, in favor of Next View Partners, LLC, Secured Party, of record in Book ____, page ____ in the Campbell County Register's Office;

         d. Fee and Leasehold Deed of Trust, Assignment of Leases and Subleases, Security Agreement, Fixture Filing and As-Extracted Collateral Filing dated as of _____________, 2009, by Jacksboro Coal Company, Inc. (f/k/a Rex Coal, Inc.), Grantor, to Nancy W. Stabell, Esq., as Trustee, for the benefit of Next View Partners, LLC, as Collateral Agent, Beneficiary, of record in Book ____, page ____ in the Campbell County Register's Office;

         e. UCC-1 Financing Statement (covering as-extracted collateral), by Jacksboro Coal Company, Inc. (f/k/a Rex Coal, Inc.), Debtor, in favor of Next View Partners, LLC, Secured Party, of record in Book ____, page ____ in the Campbell County Register's Office;

         f. UCC-1 Financing Statement (covering fixtures), by Jacksboro Coal Company, Inc. (f/k/a Rex Coal, Inc.), Debtor, in favor of Next View Partners, LLC, Secured Party, of record in Book ____, page ____ in the Campbell County Register's Office;

         g. Fee and Leasehold Deed of Trust, Assignment of Leases and Subleases, Security Agreement, Fixture Filing and As-Extracted Collateral Filing dated as of _____________, 2009, by NC Railroad, Inc., Grantor, to Nancy W. Stabell, Esq., as Trustee, for the benefit of Next View Partners, LLC, as Collateral Agent, Beneficiary, of record in Book ____, page ____ in the Campbell County Register's Office;

         h. UCC-1 Financing Statement (covering fixtures), by NC Railroad, Inc., Debtor, in favor of Next View Partners, LLC, Secured Party, of record in Book ____, page ____ in the Campbell County Register's Office;

         i. UCC-1 Financing Statement (covering as-extracted collateral), by National Coal Corp., Debtor, in favor of Next View Partners, LLC, Secured Party, of record in Book ____, page ____ in the Campbell County Register's Office; and

         j. UCC-1 Financing Statement (covering fixtures), by National Coal Corp., Debtor, in favor of Next View Partners, LLC, Secured Party, of record in Book ____, page ____ in the Campbell County Register's Office.



2.       Scott County

         a. Fee and Leasehold Deed of Trust, Assignment of Leases and Subleases, Security Agreement, Fixture Filing and As-Extracted Collateral Filing dated as of _____________, 2009, by National Coal Corporation, Grantor, to Nancy W. Stabell, Esq., as Trustee, for the benefit of Next View Partners, LLC, as Collateral Agent, Beneficiary, of record in Trust Book ____, page ____ in the Scott County Register's Office;

         b. UCC-1 Financing Statement (covering fixtures), by National Coal Corporation, Debtor, in favor of Next View Partners, LLC, Secured Party, of record in Trust Book ____, page ____ in the Scott County Register's Office;

         c. UCC-1 Financing Statement (covering as-extracted collateral), by National Coal Corporation, Debtor, in favor of Next View Partners, LLC, Secured Party, of record in Trust Book ____, page ____ in the Scott County Register's Office;

         d. Fee and Leasehold Deed of Trust, Assignment of Leases and Subleases, Security Agreement, Fixture Filing and As-Extracted Collateral Filing dated as of _____________, 2009, by NC Railroad, Inc., Grantor, to Nancy W. Stabell, Esq., as Trustee, for the benefit of Next View Partners, LLC, as Collateral Agent, Beneficiary, of record in Book ____, page ____ in the Scott County Register's Office;

         e. UCC-1 Financing Statement (covering fixtures), by NC Railroad, Inc., Debtor, in favor of Next View Partners, LLC, Secured Party, of record in Book ____, page ____ in the Scott County Register's Office;

         f. UCC-1 Financing Statement (covering as-extracted collateral), by National Coal Corp., Debtor, in favor of Next View Partners, LLC, Secured Party, of record in Book ____, page ____ in the Campbell County Register's Office; and

         g. UCC-1 Financing Statement (covering fixtures), by National Coal Corp., Debtor, in favor of Next View Partners, LLC, Secured Party, of record in Book ____, page ____ in the Campbell County Register's Office.



3.       Anderson County

         a. Fee and Leasehold Deed of Trust, Assignment of Leases and Subleases, Security Agreement, Fixture Filing and As-Extracted Collateral Filing dated as of _____________, 2009, by National Coal Corporation, Grantor, to Nancy W. Stabell, Esq., as Trustee, for the benefit of Next View Partners, LLC, as Collateral Agent, Beneficiary, of record in Book ____, page ____ in the Anderson County Register's Office;

         b. UCC-1 Financing Statement (covering as-extracted collateral), by National Coal Corporation, Debtor, in favor of Next View Partners, LLC, Secured Party, of record in Book ____, page ____ in the Anderson County Register's Office;

         c. UCC-1 Financing Statement (covering fixtures), by National Coal Corporation, Debtor, in favor of Next View Partners, LLC, Secured Party, of record in Book ____, page ____ in the Anderson County Register's Office;

         d. Fee and Leasehold Deed of Trust, Assignment of Leases and Subleases, Security Agreement, Fixture Filing and As-Extracted Collateral Filing dated as of _____________, 2009, by NC Railroad, Inc., Grantor, to Nancy W. Stabell, Esq., as Trustee, for the benefit of Next View Partners, LLC, as Collateral Agent, Beneficiary, of record in Book ____, page ____ in the Anderson County Register's Office;

         e. UCC-1 Financing Statement (covering fixtures), by NC Railroad, Inc., Debtor, in favor of Next View Partners, LLC, Secured Party, of record in Book ____, page ____ in the Anderson County Register's Office;

         f. UCC-1 Financing Statement (covering as-extracted collateral), by National Coal Corp., Debtor, in favor of Next View Partners, LLC, Secured Party, of record in Book ____, page ____ in the Campbell County Register's Office; and

         g. UCC-1 Financing Statement (covering fixtures), by National Coal Corp., Debtor, in favor of Next View Partners, LLC, Secured Party, of record in Book ____, page ____ in the Campbell County Register's Office.



4.       Tennessee Secretary of State

         a. UCC-1 Financing Statement (covering personal property), by National Coal Corporation, Debtor, in favor of Next View Partners, LLC, Secured Party, recorded at instrument #[____________] in the UCC records of the Tennessee Secretary of State's Office.

         b. UCC-1 Financing Statement (covering personal property), by NC Transportation, Inc., Debtor, in favor of Next View Partners, LLC, Secured Party, recorded at instrument #[____________] in the UCC records of the Tennessee Secretary of State's Office.

         c. UCC-1 Financing Statement (covering personal property), by Jacksboro Coal Company, Inc., Debtor, in favor of Next View Partners, LLC, Secured Party, recorded at instrument #[____________] in the UCC records of the Tennessee Secretary of State's Office.

         d. UCC-1 Financing Statement (covering personal property), by NC Railroad, Inc., Debtor, in favor of Next View Partners, LLC, Secured Party, recorded at instrument #[____________] in the UCC records of the Tennessee Secretary of State's Office.

FLORIDA:

1.       Florida Secretary of State

         a. UCC-1 Financing Statement (covering personal property), by National Coal Corp., Debtor, in favor of Next View Partners, LLC, Secured Party, recorded at instrument #[____________] in the UCC records of the Florida Secretary of State's Office.

                                    EXHIBIT C

                    RECORDED SECOND LIEN COLLATERAL DOCUMENTS



TENNESSEE:

1.       Campbell County

         a. Fee and Leasehold Deed of Trust, Assignment of Leases and Subleases, Security Agreement, Fixture Filing and As-Extracted Collateral Filing dated as of December 29, 2005, by National Coal Corporation, Grantor, to William C. Gullett, Esq., as Trustee, for the benefit of Wells Fargo Bank National Association, as Collateral Agent, Beneficiary, of record in Book T467, page 247 in the Campbell County Register's Office;

         b. UCC-1 Financing Statement (covering as-extracted collateral), by National Coal Corporation, Debtor, in favor of Wells Fargo Bank, N.A., Secured Party, of record in Book T467, page 294 in the Campbell County Register's Office; and

         c. UCC-1 Financing Statement (covering fixtures), by National Coal Corporation, Debtor, in favor of Wells Fargo Bank, N.A., Secured Party, of record in Book T467, page 298 in the Campbell County Register's Office.

2.       Scott County

         a. Fee and Leasehold Deed of Trust, Assignment of Leases and Subleases, Security Agreement, Fixture Filing and As-Extracted Collateral Filing dated as of December 29, 2005, by National Coal Corporation, Grantor, to William C. Gullett, Esq., as Trustee, for the benefit of Wells Fargo Bank National Association, as Collateral Agent, Beneficiary, of record in Trust Book 220, page 835 in the Scott County Register's Office;

         b. UCC-1 Financing Statement (covering fixtures), by National Coal Corporation, Debtor, in favor of Wells Fargo Bank, N.A., Secured Party, of record in Trust Book 220, page 882 in the Scott County Register's Office; and

         c. UCC-1 Financing Statement (covering as-extracted collateral), by National Coal Corporation, Debtor, in favor of Wells Fargo Bank, N.A., Secured Party, of record in Trust Book 220, page 886 in the Scott County Register's Office.

3.       Anderson County

         a. Fee and Leasehold Deed of Trust, Assignment of Leases and Subleases, Security Agreement, Fixture Filing and As-Extracted Collateral Filing dated as of December 29, 2005, by National Coal Corporation, Grantor, to William C. Gullett, Esq., as Trustee, for the benefit of Wells Fargo Bank National Association, as Collateral Agent, Beneficiary, of record in Book 1412, page 1137 in the Anderson County Register's Office;

         b. UCC-1 Financing Statement (covering as-extracted collateral), by National Coal Corporation, Debtor, in favor of Wells Fargo Bank, N.A., Secured Party, of record in Book 1412, page 1184 in the Anderson County Register's Office; and

         c. UCC-1 Financing Statement (covering fixtures), by National Coal Corporation, Debtor, in favor of Wells Fargo Bank, N.A., Secured Party, of record in Book 1412, page 1187 in the Anderson County Register's Office.

4.       Knox County

         a. Fee and Leasehold Deed of Trust, Assignment of Leases and Subleases, Security Agreement, Fixture Filing and As-Extracted Collateral Filing dated as of December 29, 2005, by National Coal Corporation, Grantor, to William C. Gullett, Esq., as Trustee, for the benefit of Wells Fargo Bank National Association, as Collateral Agent, Beneficiary, recorded at instrument #200512290056145 in the Knox County Register's Office; and

         b. UCC-1 Financing Statement (covering fixtures), by National Coal Corporation, Debtor, in favor of Wells Fargo Bank, N.A., Secured Party, recorded at instrument #200512290056146 in the Knox County Register's Office.

5.       Tennessee Secretary of State

         a. UCC-1 Financing Statement (covering personal property), by National Coal Corporation, Debtor, in favor of Wells Fargo Bank, N.A., Secured Party, recorded at instrument #106-200503 in the UCC records of the Tennessee Secretary of State's Office.